SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant                           [X]
                 Filed by a Party other than the Registrant                  [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

         (Name of Registrant as Specified In Its Charter)
         Fidelity Commonwealth Trust

         (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

                   (1) Title of each class of securities to which transaction applies:

                   (2) Aggregate number of securities to which transaction applies:

                   (3)      Per  unit  price  or  other   underlying   value  of
                            transaction computed pursuant to Exchange Act Rule 0-11:

                   (4)      Proposed maximum aggregate value of transaction:

                   (5)      Total Fee Paid:

[ ]       Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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          (1)      Amount Previously Paid:

          (2)      Form, Schedule or Registration Statement No.:

          (3)      Filing Party:

          (4)      Date Filed:

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                      SPARTAN(REGISTERED) MARKET INDEX FUND
                                    A FUND OF
                           FIDELITY COMMONWEALTH TRUST

                82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
                                 1-800-544-8888

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Spartan Market Index Fund:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Spartan Market Index Fund (the fund) will be held at the office of Fidelity Commonwealth Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 15, 1999, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

      1.    To elect a Board of Trustees.
      2. To ratify the selection of Deloitte & Touche LLP as independent accountants of the fund.
      3. To authorize the Trustees to adopt an amended and restated Declaration of Trust.
      4(a). To approve an interim  sub-advisory  agreement  with  Bankers  Trust
            Company for the fund.
      4(b). To approve a new  sub-advisory  agreement with Bankers Trust Company for the fund.
      5.    To  approve  a new "manager-of-managers" arrangement for the fund.

   The Board of Trustees has fixed the close of business on July 19, 1999 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                              By order of the Board of Trustees,
                                                       ERIC D. ROITER, Secretary
July 19, 1999



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                            YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD
   The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
   1.INDIVIDUAL  ACCOUNTS:  Your name should be signed  exactly as it appears in the registration on the proxy card.
   2.JOINT  ACCOUNTS:  Either party may sign,  but the name of the party signing should conform exactly to a name shown in the registration.
   3.ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:


     REGISTRATION                             VALID SIGNATURE
     ------------                             ---------------

    A. 1)  ABC Corp.                          John Smith, Treasurer
       2)  ABC Corp.                          John Smith, Treasurer
           c/o John Smith, Treasurer
    B. 1)  ABC Corp. Profit Sharing Plan      Ann B. Collins, Trustee
       2)  ABC Trust                          Ann B. Collins, Trustee
       3)  Ann B. Collins, Trustee            Ann B. Collins, Trustee
           u/t/d 12/28/78
    C. 1)  Anthony B. Craft, Cust.            Anthony B. Craft
           f/b/o Anthony B. Craft, Jr.
           UGMA


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                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                          FIDELITY COMMONWEALTH TRUST:
                            SPARTAN MARKET INDEX FUND
                        TO BE HELD ON SEPTEMBER 15, 1999

   This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Commonwealth Trust (the trust) to be used at the Special Meeting of Shareholders of Spartan Market Index Fund (the fund) and at any adjournments thereof (the Meeting), to be held on September 15, 1999 at 9:00 a.m., at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser. Shareholders of the trust's other funds (Fidelity Small Cap Stock Fund, Fidelity Mid-Cap Stock Fund, Fidelity Large Cap Stock Fund, Fidelity Small Cap Selector, and Fidelity Intermediate Bond Fund) will also participate in the Meeting and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the trust and by the shareholders of those funds.

   The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 19, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $_____. [The expenses in connection with preparing Proposals 1, 2, and 3 of this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not exceed the fund's existing expense cap listed on page __. Expenses exceeding the fund's expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.] [The expenses in connection with preparing Proposals 4(a) and 5 of this Proxy Statement and its enclosures and of all solicitations will be borne by Bankers Trust Company (BT), subadviser to the fund. BT will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.] [The expenses in connection with preparing Proposal 4(b) of this Proxy Statement and its enclosures and of all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.] The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of BT is 130 Liberty Street, New York, New York 10006.

   If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

   All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

   The fund may also arrange to have votes recorded by telephone. [The expenses in connection with telephone voting will be paid by the fund, provided the expenses do not exceed the fund's existing expense cap listed on page __. Expenses exceeding the fund's expense cap will be paid by FMR.]/[The expenses in connection with telephone voting will be borne by BT.]/[The expenses in connection with telephone voting will be borne by FMR.] If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their



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shares  in  accordance  with  their  instructions,  and to  confirm  that  their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $_____.

   If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

   Shares of each fund of the trust issued and outstanding as of June 30, 1999 are indicated in the following table:

Spartan Market Index Fund
Fidelity Small Cap Stock Fund
Fidelity Mid-Cap Stock Fund
Fidelity Large Cap Stock Fund
Fidelity Small Cap Selector
Fidelity Intermediate Bond Fund

   [To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on June 30, 1999 was as follows:]

   [FMR has advised the trust that for Proposals __ contained in this Proxy Statement, it will vote its shares at the Meeting [FOR each Proposal.]] To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund on that date.

   Shareholders of record at the close of business on July 19, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

   FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1999, CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

   VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF EACH OF PROPOSALS 4(A), 4(B), AND 5 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

1. TO ELECT A BOARD OF TRUSTEES.

   The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Commonwealth Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

   All nominees named below are currently Trustees of Fidelity Commonwealth Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee (see page _ ) and were appointed to the Board in March 1997, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the fund's investment adviser (FMR, or the Adviser), or the fund's distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William O. McCoy, and Robert C. Pozen, each of the nominees is currently a Trustee of __ registered investment companies advised by FMR. Mr. Gates is currently a Trustee of __ registered investment companies advised by FMR. Mr. McCoy is currently a Trustee of __ registered investment companies advised by FMR. Mr. Pozen is currently a Trustee of __ registered investment companies advised by FMR.

   In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.


                                                                Year of
                                                               Election
    Nominee                                                       or
     (Age)                 Principal Occupation**             Appointment
     -----                 ----------------------             -----------

Ralph F. Cox        President of RABAR Enterprises               1991
                    (management consulting-engineering
                    industry, 1994). Prior to February 1994,
    (67)            he was President of Greenhill Petroleum
                    Corporation (petroleum exploration and
                    production). Until March 1990, Mr. Cox
                    was President and Chief Operating
                    Officer of Union Pacific Resources
                    Company (exploration and production). He is a Director of USA Waste Services,
                    Inc. (non-hazardous waste, 1993), CH2M
                    Hill Companies (engineering), Rio
                    Grande, Inc. (oil and gas production),
                    and Daniel Industries (petroleum
                    measurement equipment manufacturer). In
                    addition, he is a member of advisory
                    boards of Texas A&M University and the
                    University of Texas at Austin.

Phyllis Burke Davis Prior to her retirement in September         1992
                    1991, Mrs. Davis was the Senior Vice
                    President of Corporate Affairs of Avon
    (67)            Products, Inc. She is currently a
                    Director of BellSouth Corporation
                    (telecommunications), Eaton Corporation
                    (manufacturing, 1991), and the TJX
                    Companies, Inc. (retail stores), and
                    previously served as a Director of
                    Hallmark Cards, Inc. (1985-1991) and
                    Nabisco Brands, Inc. In addition, she is a member of the President's Advisory
                    Council of The University of Vermont
                    School of Business Administration.

Robert M. Gates     Consultant, author, and lecturer (1993).     1997
                    Mr. Gates was Director of the Central
                    Intelligence Agency (CIA) from
    (55)            1991-1993. From 1989 to 1991, Mr. Gates
                    served as Assistant to the President of
                    the United States and Deputy National
                    Security Advisor. Mr. Gates is a
                    Director of LucasVarity PLC (automotive
                    components and diesel engines), Charles
                    Stark Draper Laboratory (non-profit),
                    NACCO Industries, Inc. (mining and
                    manufacturing), and TRW Inc. (original
                    equipment and replacement products). Mr.
                    Gates also is a Trustee of the Forum for International Policy and of the
                    Endowment Association of the College of
                    William and Mary. In addition, he is a
                    member of the National Executive Board
                    of the Boy Scouts of America.

*Edward C. Johnson  President, is Chairman, Chief Executive      1974
3d                  Officer and a Director of FMR Corp.; a
                    Director and Chairman of the Board and
                    of the Executive Committee of FMR;
    (69)            Chairman and a Director of Fidelity
                    Investments Money Management, Inc.
                    (1998), Fidelity Management & Research
                    (U.K.) Inc., and Fidelity Management &
                    Research (Far East) Inc.; and a Director of FDC.

 E. Bradley Jones   Prior to his retirement in 1984, Mr.         1990
                    Jones was Chairman and Chief Executive
                    Officer of LTV Steel Company. He is a
     (71)           Director of TRW Inc. (original equipment
                    and replacement products), Consolidated
                    Rail Corporation, Birmingham Steel
                    Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO
                    Industries, Inc. (mining and
                    manufacturing, 1985-1995), Hyster-Yale
                    Materials Handling, Inc. (1985-1995),
                    and Cleveland-Cliffs Inc (mining), and
                    as a Trustee of First Union Real Estate
                    Investments. In addition, he serves as a Trustee of the Cleveland Clinic
                    Foundation, where he has also been a
                    member of the Executive Committee as
                    well as Chairman of the Board and
                    President, a Trustee and member of the
                    Executive Committee of University School
                    (Cleveland), and a Trustee of Cleveland
                    Clinic Florida.

Donald J. Kirk      Executive-in-Residence (1995) at             1987
                    Columbia University Graduate School of
                    Business and a financial consultant.
                    From 1987 to January 1995, Mr. Kirk was
    (66)            a Professor at Columbia University
                    Graduate School of Business. Prior to
                    1987, he was Chairman of the Financial
                    Accounting Standards Board. Mr. Kirk
                    previously served as a Director of
                    General Re Corporation (reinsurance,
                    1987-1998) and Valuation Research Corp.
                    (appraisals and valuations, 1993-1995).
                    He serves as Chairman of the Board of
                    Directors of National Arts
                    Stabilization Inc., Chairman of the
                    Board of Trustees of the Greenwich
                    Hospital Association, Director of the
                    Yale-New Haven Health Services Corp.
                    (1998), a Member of the Public
                    Oversight Board of the American
                    Institute of Certified Public
                    Accountants' SEC Practice Section
                    (1995), and as a Public Governor of the
                    National Association of Securities
                    Dealers, Inc. (1996).

*Peter S. Lynch     Vice Chairman and Director of FMR. Prior     1990
                    to May 31, 1990, he was a Director of
                    FMR and Executive Vice President of FMR
    (56)            (a position he held until March 31,

                                                                Year of
                                                               Election
    Nominee                                                       or
     (Age)                 Principal Occupation**             Appointment
     -----                 ----------------------             -----------


                    1991); Vice President of Fidelity
                    Magellan Fund and FMR Growth Group
                    Leader; and Managing Director of FMR
                    Corp. Mr. Lynch was also Vice President
                    of Fidelity Investments Corporate
                    Services (1991-1992). In addition, he
                    serves as a Trustee of Boston College,
                    Massachusetts Eye & Ear Infirmary,
                    Historic Deerfield (1989) and Society
                    for the Preservation of New England
                    Antiquities, and as an Overseer of the
                    Museum of Fine Arts of Boston.

William O. McCoy    Vice President of Finance for the            1997
                    University of North Carolina (16-school
                    system, 1995). Prior to his retirement
    (65)            in December 1994, Mr. McCoy was Vice
                    Chairman of the Board of BellSouth
                    Corporation (telecommunications, 1984)
                    and President of BellSouth Enterprises
                    (1986). He is currently a Director of
                    Liberty Corporation (holding company,
                    1984), Weeks Corporation of Atlanta
                    (real estate, 1994), Carolina Power and
                    Light Company (electric utility, 1996)
                    and the Kenan Transport Co. (1996).
                    Previously, he was a Director of First
                    American Corporation (bank holding
                    company, 1979-1996). In addition, Mr.
                    McCoy serves as a member of the Board of Visitors for the University of North
                    Carolina at Chapel Hill (1994) and for
                    the Kenan-Flager Business School
                    (University of North Carolina at Chapel
                    Hill, 1988).

Gerald C. McDonough  Chairman of G.M. Management Group           1989
                     (strategic advisory services). Mr.
                     McDonough is a Director of York
    (71)             International Corp. (air conditioning
                     and refrigeration), Commercial
                     Intertech Corp. (hydraulic systems,
                     building systems, and metal products,
                     1992), CUNO, Inc. (liquid and gas
                     filtration products, 1996), and
                     Associated Estates Realty Corporation
                     (a real estate investment trust, 1993).
                     Mr. McDonough served as a Director of
                     ACME-Cleveland Corp. (metal working,
                     telecommunications, and electronic
                     products) from 1987-1996 and
                     Brush-Wellman Inc. (metal refining)
                     from 1983-1997.

Marvin L. Mann      Chairman of the Board of Lexmark             1993
                    International, Inc. (office machines,
                    1991). Prior to 1991, he held the
    (66)            positions of Vice President of
                    International Business Machines
                    Corporation ("IBM") and President and
                    General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).

*Robert C. Pozen    Senior Vice President, is also President     1997
                    and a Director of FMR (1997); and
                    President and a Director of Fidelity
    (53)            Investments Money Management, Inc.
                    (1998), Fidelity Management & Research
                    (U.K.) Inc. (1997), and Fidelity
                    Management & Research (Far East) Inc.
                    (1997). Previously, Mr. Pozen served as
                    General Counsel, Managing Director, and
                    Senior Vice President of FMR Corp.

Thomas R. Williams  President of The Wales Group, Inc.           1989
                    (management and financial advisory
                    services). Prior to retiring in 1987,
                    Mr. Williams served as Chairman of the

                                                                Year of
                                                               Election
    Nominee                                                       or
     (Age)                 Principal Occupation**             Appointment
     -----                 ----------------------             -----------

    (71) Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a of Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

[As of June 30, 1999, the nominees, Trustees and officers of the Trust and the fund owned, in the aggregate, less than 1% of the fund's outstanding shares.]

   If elected,  the Trustees will hold office  without limit in time except that
(a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

   The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended April 30, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

   The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended April 30, 1999, the committee held 6 meetings.

   The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, Mann and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended April 30, 1999, the committee held 1 meeting. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended April 30, 1999, or calendar year ended December 31, 1998, as applicable.

                               COMPENSATION TABLE

                                          Aggregate           Total
Trustees and Members of the Advisory  Compensation From Compensation From
                Board                  Spartan Market       the Fund
                                        Index Fund B        Complex*,A


J. Gary Burkhead **                       $    0            $    0
Ralph F. Cox                              $2,090            223,500
Phyllis Burke Davis                       $2,047            220,500
Robert M. Gates                           $2,089            223,500


Edward C. Johnson 3d **                   $    0                 0
E. Bradley Jones                          $2,076            222,000
Donald J. Kirk                            $2,101            226,500

Peter S. Lynch **                         $    0                 0
William O. McCoy                          $2,089            223,500
Gerald C. McDonough                       $2,557            273,500
Marvin L. Mann                            $2,089            220,500
Robert C. Pozen**                         $    0                 0
Thomas R. Williams                        $2,089            223,500

* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; William O. McCoy, $55,039; Marvin L. Mann, $55,039; and Thomas R. Williams, $63,433.

B Compensation figures include cash.

   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.
   By a vote of the non-interested Trustees, the firm of Deloitte & Touche LLP has been selected as independent accountants for the fund to sign or certify any financial statements of the fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Deloitte & Touche LLP has advised the fund that it has no direct or material indirect ownership interest in the fund.

   For the fund's fiscal years ended April 30, 1997 and 1998, the firm of Coopers & Lybrand L.L.P. acted as the fund's independent accountants. Effective July 1, 1998, Coopers & Lybrand L.L.P. and Price Waterhouse LLP combined their businesses and practices and began doing business as PricewaterhouseCoopers LLP. Effective February 18, 1999, the non-interested Trustees selected the firm of Deloitte & Touche LLP as the fund's independent accountants beginning with the fund's fiscal year ended April 30, 1999, upon the recommendation of the fund's Audit Committee.

   The independent accountants' audit reports for the fiscal years ended April 30, 1997, 1998 and [1999] did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the funds and the independent accountants on accounting principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of the independent accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

   The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. In recommending the selection of the fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

   The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the funds of the trust in the form attached to this Proxy Statement as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust, and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.

   The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.

   Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.

   Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust. On December 18, 1997, the

Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement. On May 20, 1999, the Board authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting.

   The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.

   IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT.

   SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.
   REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.

   Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

   Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

   As discussed above, before allowing a trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.

   The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.

   FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.

   OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST.
   In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:

   1.The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of each fund, to amend the fund's respective Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments.

   2.The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.

   3.The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.

   4.The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.

   5.The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.

   6.As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.
   7.Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.

   CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.

                     OVERVIEW OF PROPOSALS 4(A), 4(B) AND 5

      OVERVIEW OF PROPOSALS 4(A) AND 4(B). Bankers Trust Company ("BT"), the fund's sub-adviser, is a wholly-owned subsidiary of Bankers Trust Corporation ("BT Corporation"). On _____, 1999, a wholly-owned subsidiary of Deutsche Bank AG ("Deutsche Bank") merged with and into BT Corporation (the "BT Merger"). The BT Merger could be considered a change of control of BT, resulting in the assignment and automatic termination of the sub-advisory agreement dated December 1, 1997, among FMR, BT, and the trust, on behalf of the fund (the "Old Sub-Advisory Agreement"). THE BT MERGER HAS NO EFFECT ON THE FUND'S INVESTMENT OBJECTIVE OR POLICIES.

      The Board of Trustees, including a majority of the Trustees who are not interested persons of the trust or of FMR (the "Independent Trustees"), has approved, and recommends that shareholders of the fund approve, an interim sub-advisory agreement among FMR, BT, and the trust, on behalf of the fund (the "Interim Sub-Advisory Agreement"), as described in Proposal 4(a). Under the Interim Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) is required to provide the same investment management, custodial, and securities lending services that it provided to the fund under the Old Sub-Advisory Agreement. OTHER THAN THE EXECUTION AND TERMINATION DATES, THE INTERIM SUB-ADVISORY AGREEMENT CONTAINS THE SAME TERMS AND CONDITIONS AS THE OLD SUB-ADVISORY AGREEMENT. Under the Interim Sub-Advisory Agreement, BT receives the same fees and expects to continue to provide the same level and quality of services as under the Old Sub-Advisory Agreement.

      On May 25, 1999, the SEC granted BT an exemptive order (the "BT Exemptive Order") permitting the Interim Sub-Advisory Agreement to take effect, without shareholder approval, on [INSERT THE LATER OF THE EFFECTIVE DATE OF THE BT MERGER OR THE DATE ON WHICH THE SEC ISSUES THE BT EXEMPTIVE ORDER]. The BT Exemptive Order permits the Interim Sub-Advisory Agreement to remain in effect, for an interim period of up to 150 days, through the date on which it is approved (or disapproved) by shareholders.

      The Board of Trustees, including a majority of the Independent Trustees, also has approved, and recommends that shareholders of the fund approve, a new sub-advisory agreement among FMR, BT, and the trust, on behalf of the fund (the "New Sub-Advisory Agreement"), as described in Proposal 4(b). If approved, the New Sub-Advisory Agreement would replace the Interim Sub-Advisory Agreement effective October 1, 1999 (or on the first day of the first month following shareholder approval). If shareholders approve Proposal 4(b), BT (subject to the supervision and direction of the Board of Trustees and/or FMR) will continue to provide investment management, custodial, and securities lending services to the fund, but all of these services will no longer be covered by the same contract. While the Interim Sub-Advisory Agreement currently requires BT to provide investment management, custodial, and securities lending services to the fund, the New Sub-Advisory Agreement would require BT to provide only investment management and custodial services to the fund. Under the fund's New Sub-Advisory Agreement, FMR, NOT THE FUND, would pay BT for providing these services. In conjunction with the New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, would enter into, and BT would continue to provide securities lending services to the fund under, a new, separate securities lending agreement (the "New Securities Lending Agreement"). Under the fund's New Securities Lending Agreement, it is anticipated that the fund would pay BT lower fees for providing securities lending services than the fund pays BT under the Interim Sub-Advisory Agreement. As discussed below, shareholders are not being asked to approve the New Securities Lending Agreement.

      OVERVIEW OF PROPOSAL 5. Shareholder approval of the Interim Sub-Advisory Agreement would not be necessary if the fund currently operated under a so-called "manager-of-managers" arrangement. As described in Proposal 5, a manager-of-managers arrangement would, among other things, permit FMR, with the approval of the Board of Trustees, to enter into a new sub-advisory agreement if a current agreement is assigned and automatically terminated, such as in the case of the BT Merger. Thus, the proposed arrangement would avoid the expenses and delays associated with holding a shareholder meeting to approve the new agreement. Such an arrangement also would permit FMR, with the approval of the Board of Trustees, to change sub-advisers or materially modify a sub-advisory agreement without shareholder approval. THE PROPOSED ARRANGEMENT WOULD NOT, HOWEVER, PERMIT FMR TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR UNDER THE PRESENT MANAGEMENT CONTRACT WITHOUT SHAREHOLDER APPROVAL.

      On May 19, 1999, FMR and the trust, on behalf of the fund, filed with the Securities and Exchange Commission (the "SEC") an exemptive application seeking authorization for the fund to operate under a manager-of-managers arrangement, subject to shareholder approval and certain other conditions. Although the fund cannot implement such an arrangement unless and until it receives the necessary SEC authorization, the Board of Trustees is taking this opportunity to seek shareholder approval of the proposed arrangement.

       Proposals 4(a), 4(b), and 5 do not affect the present management contract dated December 1, 1997 between FMR and the trust, on behalf of the fund (the "Present Management Contract"). SHAREHOLDER APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE OR A DECREASE IN THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR UNDER THE PRESENT MANAGEMENT CONTRACT. If shareholders approve the proposals, FMR expects to continue to provide the same level and quality of management services to the fund as it has always provided.

      Refer to each proposal below for more detailed information.

4(A). TO APPROVE AN INTERIM SUB-ADVISORY AGREEMENT WITH BT FOR THE FUND.

      The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that shareholders of the fund approve, the Interim Sub-Advisory Agreement.

      THE OLD SUB-ADVISORY AGREEMENT. As discussed above, prior to the effective date of the BT Merger, BT served as the fund's sub-adviser pursuant to the Old Sub-Advisory Agreement. The fund's shareholders approved the Old Sub-Advisory Agreement at a special meeting held on November 19, 1997. At that meeting, shareholders approved the appointment of BT as sub-adviser of the fund to handle the day-to-day management of the fund's investments and to provide custodial and securities lending services to the fund. FMR proposed, and the Board of Trustees approved, BT's appointment as part of FMR's ongoing efforts to provide services to the fund efficiently and at low cost.

      Under the Old Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) directed the fund's investments in accordance with its investment objective, policies, and limitations; voted the fund's portfolio securities; provided custodial services to the fund; and administered the fund's securities lending program. For providing these services to the fund, FMR paid BT monthly fees at an annual rate of 0.006% of the fund's average net assets, and the fund paid BT monthly fees equal to 40% of net income from the fund's securities lending activities. The fund retained the remaining 60% of net income from its securities lending activities. Because the fees that the fund paid BT were based on a percentage of net income from securities lending, the fund paid the fees only to the extent that it earned income from securities lending. For the fiscal year ended April 30, 1999, FMR, on behalf of the fund, paid BT sub-advisory fees of $_____, and the fund paid BT sub-advisory fees of $_____.

      IMPACT OF BT MERGER ON OLD SUB-ADVISORY AGREEMENT. Generally, Section 15(a) of the 1940 Act requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment advisers or sub-advisers to the fund. Section 15(a) also requires that such an agreement automatically terminate if it is assigned. An assignment of a sub-advisory agreement may be deemed to occur due to a change of control of the sub-adviser. Because BT became an indirect, wholly-owned subsidiary of Deutsche Bank as a result of the BT Merger, the BT Merger could be considered a change of control of BT, resulting in the assignment and automatic termination of the Old Sub-Advisory Agreement.

      THE INTERIM SUB-ADVISORY AGREEMENT. As discussed above, the BT Exemptive Order permitted the Interim Sub-Advisory Agreement to become effective, without shareholder approval, on _____, 1999. OTHER THAN THE EXECUTION AND TERMINATION DATES, THE INTERIM SUB-ADVISORY AGREEMENT CONTAINS THE SAME TERMS AND CONDITIONS AS THE OLD SUB-ADVISORY AGREEMENT. Under the Interim Sub-Advisory Agreement, BT receives the same fees and expects to continue to provide the same level and quality of services as under the Old Sub-Advisory Agreement.

      Under the Interim Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) directs the fund's investments in accordance with its investment objective, policies, and limitations; votes the fund's portfolio securities; provides custodial services to the fund; and administers the fund's securities lending program. For providing these services to the fund, FMR pays BT monthly fees at an annual rate of 0.006% of the fund's average net assets, and the fund pays BT monthly fees equal to 40% of net income from the fund's securities lending activities. The fund retains the remaining 60% of net income from its securities lending activities. Securities lending is a means of earning a modest amount of income by lending the fund's securities to other parties temporarily. The party borrowing the securities (typically a broker-dealer or other institution) provides collateral to secure the loan, agrees to return the securities to the fund upon notice, and pays the fund a fee for the loan (and/or allows it to earn income on the collateral). Because the fees that the fund pays BT are based on a percentage of net income from securities lending, the fund pays the fees only to the extent that it earns income from securities lending.

      Under the terms of the BT Exemptive Order, BT is permitted to earn fees under the Interim Sub-Advisory Agreement, provided that the fees are held in escrow pending shareholder approval of the Interim Sub-Advisory Agreement. In accordance with the BT Exemptive Order, the fees that BT has earned to date under the Interim Sub-Advisory Agreement have been held in escrow, and any additional such fees will be held in escrow, until shareholders approve (or disapprove) the Interim Sub-Advisory Agreement. [As of _____, 1999, the amount in escrow totaled $_____.] (The portion of net income from the fund's securities lending activities that the fund retains is not subject to the escrow arrangement.) If shareholders approve the Interim Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, will be released to BT. If shareholders do not approve the Interim Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, will be released to the fund.

      A copy of the Interim Sub-Advisory Agreement is supplied as Exhibit 2 on page _. The Interim Sub-Advisory Agreement became effective on _____, 1999. If shareholders approve the New Sub-Advisory Agreement (see Proposal 4(b) below), the New Sub-Advisory Agreement will become effective on October 1, 1999 (or on the first day of the first month following approval), and the Interim Sub-Advisory Agreement will terminate on that date. If shareholders approve the Interim Sub-Advisory Agreement, but do not approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will remain in effect through July 31, 2000, and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. The Interim Sub-Advisory Agreement may be terminated on 60 days' written notice by the Board of Trustees and will terminate automatically in the event of its assignment. In addition, the Interim Sub-Advisory Agreement may be modified subject to both Board and shareholder approval.

      MATTERS CONSIDERED BY THE BOARD. At meetings held on March 18, 1999 and May 20, 1999, the Board of Trustees, including the Independent Trustees, discussed the BT Merger and its implications for the fund and considered the Interim Sub-Advisory Agreement. In approving the Interim Sub-Advisory Agreement and recommending that it be presented to shareholders for their approval, the Trustees considered the best interests of the shareholders and took into account all factors that they deemed relevant. The Board of Trustees received materials relating to the Interim Sub-Advisory Agreement in advance of the meeting at which the Interim Sub-Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. During their deliberations, the Trustees considered that the Interim Sub-Advisory Agreement has substantially the same terms and conditions as the Old Sub-Advisory Agreement. The Trustees also considered that, under the Interim Sub-Advisory Agreement, BT receives the same fees, and expects to continue to provide the same level and quality of services to the fund, as under the Old Sub-Advisory Agreement. The Trustees further considered that the fees payable to BT under the Interim Sub-Advisory Agreement during the interim period would be deposited in an interest-bearing escrow account and released to BT if shareholders approve the Interim Sub-Advisory Agreement or to the fund if shareholders do not approve the Interim Sub-Advisory Agreement. In addition, the Board considered that BT recently pleaded guilty to misstating entries in the bank's books and records, but that the events leading up to BT's guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates (see "Activities and Management of Bankers Trust Company" beginning on page _ below).

      CONCLUSION. The Board of Trustees has concluded that the Interim Sub-Advisory Agreement will benefit the fund and its shareholders. The Board of Trustees, including a majority of the Independent Trustees, voted to approve the submission of the Interim Sub-Advisory Agreement to shareholders of the fund and recommends that shareholders of the fund vote FOR the Interim Sub-Advisory Agreement. If shareholders approve the Interim Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, will be released to BT. If shareholders do not approve the Interim Sub-Advisory Agreement, the fees held in escrow, together with any interest thereon, will be released to the fund and the Board of Trustees will consider what other action is in the best interest of the fund and its shareholders.

4(B). TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH BT FOR THE FUND.

      The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that shareholders of the fund approve, the New Sub-Advisory Agreement. If shareholders approve this proposal, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) will continue to provide investment management and custodial services to the fund under the New Sub-Advisory Agreement, but will provide securities lending services to the fund under the New Securities Lending Agreement. Shareholders are not being asked to approve the New Securities Lending Agreement. SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR A DECREASE IN THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR UNDER THE PRESENT MANAGEMENT CONTRACT.

      INTERIM SUB-ADVISORY AGREEMENT. As stated above, under the Interim Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) directs the fund's investments in accordance with its investment objective, policies, and limitations; votes the fund's portfolio securities; provides custodial services to the fund; and administers the fund's securities lending program. For providing these services to the fund, FMR pays BT monthly fees at an annual rate of 0.006% of the fund's average net assets, and the fund pays BT monthly fees equal to 40% of net income from the fund's securities lending activities. The fund retains the remaining 60% of net income from its securities lending activities. (As stated above, the fees that BT has earned under the Interim Sub-Advisory Agreement are being held in escrow pending shareholder approval of the Interim Sub-Advisory Agreement.) The Interim Sub-Advisory Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments.

      The fund's Interim (and Old) Sub-Advisory Agreements "bundle" investment advisory and securities lending services (among other services) under one contract. As a result of this kind of arrangement, the fund reports securities lending fees as expenses and, therefore, includes the fees in its expense ratio. Including securities lending fees in the fund's expense ratio makes the ratio higher than it would be otherwise. The Board of Trustees believes that including securities lending fees in the fund's expense ratio places the fund at a competitive disadvantage relative to its universe of "competing" funds, which were identified based on [investment objective and asset size]. The fund's competitors generally have separate investment advisory and securities lending agreements. If the fund had a separate agreement covering only securities lending services, the fund (like its competitors) would net its securities lending fees against its securities lending income (rather than report the fees as expenses) and, therefore, would not include the fees in its expense ratio. Because the fund's competitors do not include securities lending fees in their expense ratios, [(assuming all other fees and expenses are equal)] the fund's expense ratio [will]/[may] be higher than its competitors' expense ratios.

      NEW SUB-ADVISORY AGREEMENT. If approved, under the New Sub-Advisory Agreement, BT (subject to the supervision and direction of the Board of Trustees and/or FMR) will continue to direct the fund's investments in accordance with its investment objective, policies, and limitations; vote the fund's portfolio securities; and provide custodial services to the fund. For providing these services to the fund, FMR will pay BT monthly fees at an annual rate of 0.006% of the fund's average net assets. THE FUND WILL NOT PAY BT FEES FOR PROVIDING THESE SERVICES UNDER THE NEW SUB-ADVISORY AGREEMENT. BT expects to provide the same level and quality of investment management and custodial services to the fund under the New Sub-Advisory Agreement as it currently provides under the Interim Sub-Advisory Agreement. The New Sub-Advisory Agreement is subject to the requirements of Section 15(a) of the 1940 Act and, therefore, shareholders are being asked to approve the New Sub-Advisory Agreement. If shareholders approve the New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, will enter into the New Securities Lending Agreement, pursuant to which BT will continue to administer the fund's securities lending program. (See "New Securities Lending Agreement" on page _ below.) Shareholders are not being asked to approve the New Securities Lending Agreement.

      The New Sub-Advisory Agreement would allow FMR, BT, and the trust, on behalf of the fund, to amend the New Sub-Advisory Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Interim Sub-Advisory Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the New Sub-Advisory Agreement's amendment provisions would allow amendment of the New Sub-Advisory Agreement without shareholder vote ONLY IF THE 1940 ACT SO PERMITS. In short, the New Sub-Advisory Agreement's amendment provisions give FMR, BT, and the trust added flexibility to amend the New Sub-Advisory Agreement subject to 1940 Act constraints. Of course, any amendments to the New Sub-Advisory Agreement would require the approval of the Board of Trustees.

      As stated above, FMR would pay all of BT's fees under the fund's New Sub-Advisory Agreement. If shareholders approve the New Sub-Advisory Agreement, FMR could, in the future and subject to the approval of the Board of Trustees, amend the New Sub-Advisory Agreement to change the fees FMR pays to BT for providing the services described above. IF SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT, FMR COULD NOT, HOWEVER, IN THE FUTURE AMEND THE FUND'S PRESENT MANAGEMENT CONTRACT TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR THEREUNDER WITHOUT SHAREHOLDER APPROVAL.

      A copy of the form of New Sub-Advisory Agreement is supplied as Exhibit 3 on page _. Except for the differences discussed above, the New Sub-Advisory Agreement is substantially identical to the Interim Sub-Advisory Agreement. If approved by shareholders, the New Sub-Advisory Agreement will replace the Interim Sub-Advisory Agreement and take effect on October 1, 1999 (or on the first day of the first month following approval), and will remain in effect through July 31, 2000, and from year to year thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees, and
(ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If shareholders do not approve the New Sub-Advisory Agreement, but do approve the Interim Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will continue in effect as described in Proposal 4(a) above. The New Sub-Advisory Agreement may be terminated on 60 days' written notice by the Board of Trustees and will terminate automatically in the event of its assignment.

      NEW SECURITIES LENDING AGREEMENT. As stated above, if shareholders approve the New Sub-Advisory Agreement, BT and the trust, on behalf of the fund, will enter into the New Securities Lending Agreement, pursuant to which BT will continue to administer the fund's securities lending program. For providing securities lending services, it is currently anticipated that the fund will pay BT lower monthly fees equal to 35% of the fund's securities lending revenue (and the fund will retain the remaining 65%). Once the aggregate assets of the fund and Index 500 Portfolio, Spartan U.S. Equity Index Fund, Spartan Total Market Index Fund, Spartan Extended Market Index Fund, and Spartan International Index Fund (five other equity index funds managed by FMR and sub-advised by BT) (collectively, the "Six Equity Index Funds") exceed $35 billion and the aggregate assets of Spartan Total Market Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund (collectively, the "Three Equity Index Funds") exceed $600 million, the portion of securities lending revenue payable to BT will be (i) 30% on the first $5 million per year, (ii) 25% on the next $2.5 million per year, and (iii) 20% on the excess of securities lending revenue per year over $7.5 million. As of April 30, 1999, the aggregate assets of the Six Equity Index Funds were $31.2 billion, and the aggregate assets of the Three Equity Index Funds were $420 million.

      As stated above, as a result of the New Securities Lending Agreement, the fund would net its securities lending fees against its securities lending income and, therefore, would not include the fees in its expense ratio. The New Securities Lending Agreement is a service contract, not an investment advisory contract. As such, the New Securities Lending Agreement is not subject to the requirements of Section 15(a) of the 1940 Act and, therefore, SHAREHOLDERS ARE NOT BEING ASKED TO APPROVE THE NEW SECURITIES LENDING Agreement. (See Proposal 4(a) above for a brief explanation of the fund's securities lending program.) Shareholder approval would not be required for amendments to the New Securities Lending Agreement (including changes to the anticipated fee structure). Of course, any amendments to the New Securities Lending Agreement would require the approval of the Board of Trustees.

      IMPACT ON FUND EXPENSES. The following table illustrates the impact of the proposal on the fund's expenses. The following table provides data concerning the fund's [management and sub-advisory fees and] total operating expenses for the fiscal year ended April 30, 1999, under the Interim Sub-Advisory Agreement and if the New Sub-Advisory Agreement (and separate New Securities Lending Agreement, as described above) had been in effect during the same period. The following data are [based on historical expenses adjusted to reflect current fees and are] calculated as percentages of the fund's average net assets. The total operating expenses provided below do not reflect the effect of any expense reimbursements during the period.

                            Interim Agreement          New Agreements
                            -----------------          --------------

Management Fee              0.24%**                    0.24%
12b-1 Fees                  None                       None
Other Expenses              0.16%                      0.16%
Total Operating Expenses*   0.40%**                    0.40%

* FMR currently reimburses the fund to the extent that its total operating expenses (with the exceptions noted below) exceed 0.19% of its average net assets. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses. Sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement and, under the Interim Sub-Advisory Agreement, represent an additional expense for the fund. The expense reimbursement arrangement will remain in effect through December 31, 1999.

** Including sub-advisory fees of less than 0.01%, equal to 40% of net income from securities lending (not visible due to rounding).

      EXAMPLE: The following example illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                 1 YEAR          3 YEARS         5 YEARS         10 YEARS
                 ------          -------         -------         --------

Interim          $41             $128            $224            $505
Agreement
New Agreements   $41             $128            $224            $505

      The purpose of the table and example above is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

      MATTERS CONSIDERED BY THE BOARD. At a meeting held on May 20, 1999, the Board of Trustees, including the Independent Trustees, considered the New

Sub-Advisory   Agreement.  In  approving  the  New  Sub-Advisory  Agreement  and recommending that it be presented to shareholders for their approval, the Trustees considered the best interests of the shareholders and took into account all factors that they deemed relevant. The Board of Trustees received materials relating to the New Sub-Advisory Agreement in advance of the meeting at which the New Sub-Advisory Agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. During their deliberations, the Trustees considered that the New Sub-Advisory Agreement has substantially the same terms and conditions as the Interim Sub-Advisory Agreement, except that the New Sub-Advisory Agreement does not provide for securities lending services or for shareholder approval of amendments to the agreement. The Trustees also considered that, under the New Sub-Advisory Agreement, BT receives the same fee from FMR, and expects to continue to provide the same level and quality of investment management and custodial services to the fund, as under the Interim Sub-Advisory Agreement. The Board also determined that the securities lending services currently provided for in the Interim Sub-Advisory Agreement are best provided for in a separate securities lending agreement. The Board of Trustees considered that, under a separate securities lending agreement, the fund would pay BT lower fees than under the Interim Sub-Advisory Agreement. With regard to the amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's, BT's and the trust's increased flexibility (within 1940 Act constraints) to amend the New Sub-Advisory Agreement without the delays and potential costs of a proxy solicitation. In addition, the Board considered that BT recently pleaded guilty to misstating entries in the bank's books and records, but that the events leading up to BT's guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates (see "Activities and Management of Bankers Trust Company" beginning on page _ below).

      CONCLUSION. The Board of Trustees has concluded that the New Sub-Advisory Agreement will benefit the fund and its shareholders. The Board of Trustees, including a majority of the Independent Trustees, voted to approve the submission of the New Sub-Advisory Agreement to shareholders of the fund and recommends that shareholders of the fund vote FOR the New Sub-Advisory Agreement. If approved, the New Sub-Advisory Agreement will take effect on the first day of the first month following shareholder approval.

5. TO APPROVE A NEW "MANAGER-OF-MANAGERS" ARRANGEMENT FOR THE FUND.

      At a meeting on March 18, 1999, the Board of Trustees, including a majority of the Independent Trustees, voted to approve the submission of a so-called "manager-of-managers" proposal to shareholders of the fund. Such an arrangement, if approved, would permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace sub-advisers, and to modify material terms and conditions of a sub-advisory agreement (including the fees payable thereunder) without shareholder approval. (Hence, FMR would act as a "manager-of-managers.") THE ARRANGEMENT WOULD NOT, HOWEVER, PERMIT FMR TO INCREASE THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR UNDER THE PRESENT MANAGEMENT CONTRACT WITHOUT SHAREHOLDER APPROVAL. As discussed below, the arrangement may enable the fund to operate more efficiently because FMR would be able to make these kinds of sub-advisory changes from time to time without the expenses and delays associated with obtaining shareholder approval of the changes. If shareholders approve the arrangement, the Board will continue to consider and approve any sub-advisory changes that FMR proposes under the arrangement to ensure that the changes are in the best interests of the fund and its shareholders. For these and other reasons discussed below, the Board of Trustees recommends that shareholders of the fund vote FOR the proposal.

      REQUEST FOR SEC EXEMPTIVE RELIEF. Generally, Section 15(a) of the 1940 Act requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment advisers or sub-advisers to the fund. On May 19, 1999, FMR and the trust, on behalf of the fund, filed with the SEC an application (the "Application") seeking, among other relief, an exemption from
Section 15(a) (and certain other provisions of the 1940 Act) to permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace sub-advisers, and to modify material terms and conditions of a sub-advisory agreement (including the fees payable thereunder) without shareholder approval. If granted, the requested relief would not, however, permit FMR to enter into an agreement with a sub-adviser that is an affiliate of FMR, the trust, or the fund (other than by reason of serving as sub-adviser to the fund) or to change the sub-advisory fee to be paid to an affiliated sub-adviser, without shareholder approval. If granted, the requested relief would apply, for instance, where a sub-advisory agreement is automatically terminated as a result of a change of control (such as a merger) of the sub-adviser. In such case, the sub-adviser could continue to serve as sub-adviser to the fund under a new agreement approved by the Board but not by the fund's shareholders. IF GRANTED, THE REQUESTED RELIEF WOULD NOT APPLY TO THE PRESENT MANAGEMENT CONTRACT. ANY CHANGES TO THE PRESENT MANAGEMENT CONTRACT, INCLUDING ANY CHANGE IN THE FUND'S MANAGEMENT FEE RATE PAYABLE TO FMR, WOULD REMAIN SUBJECT TO THE BOARD AND SHAREHOLDER APPROVAL REQUIREMENTS OF SECTION 15(A) OF THE 1940 ACT.

      The Application currently is pending at the SEC. There can be no assurance that the SEC will grant the requested relief. One of the SEC's conditions to implementing such relief, if granted, is expected to be that the proposed arrangement be approved by a majority of the fund's outstanding voting securities. Because the BT Merger required the Board of Trustees to call a special meeting to seek shareholder approval of the Interim Sub-Advisory Agreement, the Board of Trustees is taking this opportunity to seek shareholder approval of the proposed arrangement, as well. If the SEC grants the requested relief and shareholders approve the proposal, it is expected that the trust and FMR will be required to comply with certain additional SEC conditions in order for the fund to implement and operate under the arrangement. For example, it is expected that the fund will be required to provide shareholders with relevant information (that otherwise would be provided in a proxy statement) within a specified period of time after hiring a new sub-adviser, and the fund will be required to disclose in its prospectus certain aspects of the manager-of-managers arrangement.

      FMR'S ROLE AS THE "MANAGER-OF-MANAGERS." FMR serves as the fund's manager pursuant to the Present Management Contract. The fund's shareholders last approved the Present Management Contract at a special meeting held on November 19, 1997. Under the Present Management Contract, FMR provides the fund with investment research, advice, and supervision, and furnishes an investment program for the fund consistent with the fund's investment objectives and policies. The Present Management Contract expressly permits FMR to appoint sub-advisers to perform any or all of the services specified in the contract. FMR is responsible for recommending to the Board of Trustees the hiring, termination, and replacement of sub-advisers; supervising and evaluating the performance of sub-advisers; and negotiating and, as circumstances warrant, renegotiating the terms and conditions of any sub-advisory agreement (including the fees payable thereunder). FMR believes that these duties have benefited, and will continue to benefit, the fund because FMR is able to select those sub-advisers who are particularly well-suited to manage the fund's investment portfolio. (For a discussion of the fund's Present Management Contract, including the fees payable to FMR thereunder, refer to the section entitled "Present Management Contract," beginning on page _.) Although BT is currently the only sub-adviser to the fund, FMR may, in the future, enter into sub-advisory agreements with one or more additional sub-advisers. FMR does not anticipate frequent changes in sub-advisers.

      REASONS FOR PROPOSAL. The Board of Trustees believes that permitting FMR to perform the duties for which shareholders of the fund pay FMR - selecting, supervising, and evaluating the sub-advisers - without incurring the unnecessary expenses or delays of obtaining shareholder approval is in the best interests of the fund's shareholders and will allow the fund to operate more efficiently. Currently, in order for FMR to appoint a sub-adviser or materially modify a sub-advisory agreement, the trust must call and hold a special shareholder meeting, create and distribute proxy materials, and solicit votes from the fund's shareholders. This process is time-intensive, slow and costly. These costs are generally borne by the fund, provided they do not exceed the fund's existing expense cap. Without the delay inherent in holding shareholder meetings, the Board of Trustees would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and FMR believe that the appointment would benefit the fund and its shareholders. Furthermore, the Board of Trustees believes that it is appropriate to vest these duties in FMR (subject to the Board of Trustees' review) in light of FMR's significant experience and expertise and shareholders' expectation that FMR will utilize that experience and expertise to select the most competent sub-advisers for the fund.

      Moreover, the Board will provide oversight of the sub-adviser selection process to help ensure that shareholders' interests are protected if FMR selects a new sub-adviser or modifies a sub-advisory agreement. The Board, including a majority of the Independent Trustees, will evaluate and approve all new sub-advisory agreements, as well as any modifications to all sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The Board will compare the investment performance of the assets managed by the sub-advisers with other accounts with similar investment objectives managed by other advisers and will review the sub-advisers' compliance with federal securities laws and regulations. The Board of Trustees believes that its review will ensure that FMR continues to act in the best interest of the fund and its shareholders.

       CONCLUSION. The Board of Trustees, including a majority of the Independent Trustees, voted to approve the submission of the manager-of-managers proposal to shareholders of the fund and recommends that shareholders of the fund vote FOR the proposal. As stated above, the fund's implementation of a manager-of-managers arrangement is also conditioned upon receipt of the requested exemptive relief from the SEC. If the SEC declines to grant the relief requested in the Application, the fund will not implement the proposed arrangement.

                                 OTHER BUSINESS
   The Board  knows of no other  business  to be  brought  before  the  Meeting.
However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                        ACTIVITIES AND MANAGEMENT OF FMR
   FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Spartan Market Index Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 4 beginning on page __.

   FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

   The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Matthew N. Karstetter, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, and Robert A. Lawrence are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello and Mr. Karstetter, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

   All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

   During the period May 1, 1998, through May 31, 1999, [the following transactions/no transactions] were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

                     ACTIVITIES AND MANAGEMENT OF BANKERS TRUST COMPANY

   BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation (formerly Bankers Trust New York Corporation) ("BT Corporation"), whose principal offices are also at 130 Liberty Street, New York, New York 10006. BT was founded in 1903. As of March 31, 1999, BT Corporation was the seventh largest bank holding company in the United States with total assets of approximately $127 billion. BT is a worldwide merchant bank that conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of BT. As of March 31, 1999, BT had over $378 billion in assets under management globally. Of that total, over $183 billion was in U.S. equity index assets. This makes BT one of the nation's leading managers of index funds.

   On November 30, 1998, BT Corporation, Deutsche Bank AG ("Deutsche Bank"), and Circle Acquisition Corporation ("Circle Corporation"), a wholly owned subsidiary of Deutsche Bank, entered into a merger agreement ("BT Merger Agreement"). Pursuant to the terms of the BT Merger Agreement, Circle Corporation merged with and into BT Corporation on _____, 1999, with BT Corporation continuing as the surviving entity ("BT Merger"). Although the direct corporate ownership of BT was not affected by the BT Merger and BT remains a wholly owned subsidiary of BT Corporation, as of the date of the BT Merger, BT became an indirect, wholly owned subsidiary of Deutsche Bank. Deutsche Bank, a banking company organized under the laws of the Federal Republic of Germany, provides, along with its various subsidiaries, a comprehensive range of global banking and financial services both domestically and abroad. As of September 30, 1998, Deutsche Bank and its affiliates had total assets of approximately $689.6 billion, with over $___ billion in assets under management. (See also "Overview of Proposals" beginning on page __.)

   In conjunction with its global custodial services, BT operates one of the largest and most extensive securities lending programs. BT serves as securities lending agent with respect to loan transactions involving a daily average in excess of $57 billion on loan. Approximately 90 lenders participated in BT's program during 1998.

   Information concerning the advisory or sub-advisory fees and average net assets of funds with investment objectives similar to Spartan Market Index Fund and advised or sub-advised by BT is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 5 beginning on page __. The name, address and principal occupation of each director and the principal executive officer of BT is provided in Exhibit 6 beginning on page _.

   No officer or Trustee of the trust is an officer, employee or director of BT. No officer or Trustee of the trust owns any securities of, or has any other material direct or indirect interest in, BT, BT Corporation, or any entity controlled by or under common control with BT. During the period March 1, 1998 through May 31, 1999, [no material transactions] were entered into by any Trustee or nominee as Trustee of the trust to which BT, BT Corporation, or any entity controlled by or under common control with BT is or was a party.

   BT has been advised by counsel that BT currently may perform the services for the fund described in this proxy statement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law.

   On March 11, 1999, BT announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, BT pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, BT agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund activities of BT or its affiliates. As a result of the plea, absent an order from the Commission, BT would not be able to continue to provide investment advisory services to the fund. The Commission has granted a temporary order to permit BT and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the Commission will grant a permanent order. If a permanent order is not granted, FMR and the Board of Trustees will consider appropriate actions, including selecting, approving, and submitting for shareholder approval (if required at the time) a replacement sub-adviser.

                           PRESENT MANAGEMENT CONTRACT

   The fund employs FMR to furnish investment advisory and other services. FMR provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.

   In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

   BT is the sub-adviser of the fund and acts as the fund's custodian. Under its management contract with the fund, FMR acts as investment adviser. Under the Interim Sub-Advisory Agreement, and subject to the supervision of the Board of Trustees, BT directs the investments of the fund in accordance with its investment objective, policies, and limitations, administers the securities lending program of the fund, and provides custodial services to the fund.

   In addition to the management fee payable to FMR, the sub-advisory fee payable to BT, and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

   Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, by the fund for the fiscal year ended April 30, 1999, amounted to $______ and $______, respectively.

   The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

   FMR is the fund's manager pursuant to a management contract dated December 1, 1997, which was last approved by shareholders on November 19, 1997. At that time, shareholder approval had been obtained to amend the management contract to
(1) expressly permit FMR to delegate investment advisory authority to an investment adviser, and (2) replace the fund's then "all-inclusive" management fee structure with a "flat" management fee structure. Under the all-inclusive fee structure, the fund paid FMR a management fee at an annual rate of 0.45% of the fund's average net assets. For this fee, FMR provided management services to the fund and also was responsible for paying the fund's other expenses (with limited exceptions). Under the flat fee structure, the fund pays FMR a lower management fee at an annual rate of 0.24% of the fund's average net assets, but the fund is responsible for paying its other expenses (unless borne by FMR under an expense reimbursement arrangement).

   For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.24% of its average net assets throughout the month. The fee received by FMR for the fiscal year ended April 30, 1999 from the fund was $_______, of which $______ was reimbursed by FMR.

   FMR may, from time to time, voluntarily reimburse all or a portion of the fund's total operating expenses (exclusive of sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

   Effective April 18, 1997, FMR has agreed to reimburse the fund to the extent that its total operating expenses (with the exceptions noted below), as a percentage of its average net assets, exceed 0.19%. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions and extraordinary expenses. In addition, sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement. This arrangement will remain in effect through December 31, 1999.

                             PORTFOLIO TRANSACTIONS

   All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by BT pursuant to authority contained in the fund's management contract and sub-advisory agreement.

   BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation and BT Futures Corp., indirect subsidiaries of BT Corporation, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. [Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.]

   [For the fiscal year ended April 30, 1999, the fund paid no brokerage commissions to affiliated brokers.]/[During the fiscal year ended April 30, 1999, the fund paid brokerage commissions of $______ to NFSC, $______ to FBSJ, [$______ to FBS,] $______ to BT Brokerage Corporation, and $______ to BT Futures Corp.]

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
   The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES
   Please advise the trust, in care of _______, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                                                                       EXHIBIT 1

                                     FORM OF
                    AMENDED AND RESTATED DECLARATION OF TRUST

The language to be added to the current Declaration of Trust is ((UNDERLINED)), and the language to be deleted is set forth in [brackets]. Headings that were underlined in the trust's current Declaration of Trust remain underlined in this Exhibit.

      ((AMENDED AND)) RESTATED DECLARATION OF TRUST, made [June 16, 1994 ] ((______, 1999)) by each of the Trustees whose signature is affixed hereto (the "Trustees")((.))

      WHEREAS, the Trustees desire to ((AMEND AND)) restate this Declaration of Trust for the sole purpose of supplementing the Declaration of Trust to incorporate amendments duly adopted; and

      WHEREAS, this Trust was initially made on November 8, 1974 by Edward C. Johnson 3d, Caleb Loring, Jr., George K. McKenzie and William R. Spaulding in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;

      NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((T))rust under this(( AMENDED AND )) [r]((R))estated Declaration of Trust as herein set forth below.

                -------------------------------------------------


                                    ARTICLE I

                              NAME AND DEFINITIONS

NAME

      SECTION  1.  This  Trust  shall be known as [the]  "Fidelity  Commonwealth
Trust."

DEFINITIONS

      SECTION 2. Wherever used herein, unless otherwise required by the context or specifically provided:

            (a) The [T]((T))erms "Affiliated Person," "Assignment," "Commission," "Interested Person," "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time] ((MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION THEREUNDER));

            (b) (("BYLAWS" SHALL MEAN THE BYLAWS OF THE TRUST, IF ANY, AS AMENDED FROM TIME TO TIME;))

            (c) (("CLASS" REFERS TO THE CLASS OF SHARES OF A SERIES OF THE TRUST ESTABLISHED IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE III;))

            (d) (("DECLARATION OF TRUST" MEANS THIS AMENDED AND RESTATED DECLARATION OF TRUST, AS FURTHER AMENDED OR RESTATED, FROM TIME TO TIME;))

            [(c)] (((E)))"Net Asset Value" means the net asset value of each Series of the Trust ((OR CLASS THEREOF)) determined in the manner provided in Article X, Section 3;

            [(d)] (((F)))"Shareholder" means a record owner of Shares of the Trust;

            [(f)] (((G)))"Shares" means the equal proportionate transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such [c]((C))lass or [c]((C))lasses of Shares as the Trustees may from time to time create and establish and including fractions of [s]((S))hares as well as whole [s]((S))hares ((AS)) consistent with the requirements of Federal and/or state securities laws;

            (h) "Series" refers to ((ANY)) series of Shares of the Trust established in accordance with the provisions of Article III[.]((;))

            [(b)] (((I))) [The] "Trust" refers to Fidelity Commonwealth Trust ((AND REFERENCE TO THE TRUST, WHEN APPLICABLE TO ONE OR MORE SERIES OF THE TRUST, SHALL REFER TO ANY SUCH SERIES));

            [(e)] (((J))) [The] "Trustees" refer to the individual trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((AND))

            [(g)] (((K))) [The] "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II

                                PURPOSE OF TRUST

      The purpose of this Trust is to provide investors a continuous source of managed investment in securities.


                                   ARTICLE III

                               BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

      SECTION 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or [c]((C))lasses ((OF SERIES)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((AUTHORIZED)) Shares ((OF EACH SERIES, AND CLASS THEREOF,)) is unlimited((.)) [and] [e]((E))ach Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders [or] of any Series or [c]((C))lass of [Shareholders of] the Trust [,] (((A))) to create and establish (and to change in any manner) Shares or any Series or [c]((C))lasses thereof with such preferences, voting powers, rights, and privileges as the Trustees may((,)) from time to time((,)) determine[,] ((; (B))) to divide or combine the Shares or any Series or [c]((C))lasses thereof into a greater or lesser number[,] ((; (C))) to classify or reclassify any issued Shares into one or more Series or [c]((C))lasses of Shares[,] ((; (D))) to abolish any one or more Series or Classes of Shares; and (((E))) to take such other action with respect to the Shares as the Trustees may deem desirable.

[ESTABLISHMENT OF SERIES]

((ESTABLISHMENT OF SERIES AND CLASSES))

      SECTION 2. The establishment of any Series ((OR CLASS THEREOF)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((OR CLASS)). At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by a majority vote abolish [that] ((SUCH))Series ((OR CLASS)) and the establishment and designation thereof.

OWNERSHIP OF SHARES

      SECTION 3. The ownership of Shares shall be recorded in the books of the Trust ((OR A TRANSFER OR SIMILAR AGENT)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust ((AS KEPT BY THE TRUST OR BY ANY TRANSFER OR SIMILAR AGENT, AS THE CASE MAY BE,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

      SECTION 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,))from time to time((,)) authorize. Such investments may be in the form of cash [or]((,)) securities((,))((OR OTHER PROPERTY)) in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on [the] account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion [,] (a) impose a sales charge ((OR OTHER FEE)) upon investments in the Trust ((OR SERIES OR ANY CLASSES THEREOF,)) and (b) issue fractional Shares.

[ASSETS AND LIABILITIES OF SERIES]

((ASSETS AND LIABILITIES OF SERIES AND CLASSES))

      SECTION 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which] ((THAT)) are not readily identifiable as belonging to any particular Series ((OR CLASS)), shall be allocated by the Trustees between and among one or more of the Series ((OR CLASSES)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((OR CLASSES)) for all purposes[,] and shall be referred to as assets belonging to that Series ((OR CLASS)). The assets belonging to a particular Series shall be so recorded upon the books of the Trust[,] ((OR OF ITS AGENT OR AGENTS)) and shall be held by the Trustees in [T]((T))rust for the benefit of the holders of Shares of that Series.

      The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges((,)) and reserves attributable to that Series((, EXCEPT THAT LIABILITIES AND EXPENSES MAY, IN THE TRUSTEES' DISCRETION, BE ALLOCATED SOLELY TO A PARTICULAR CLASS AND, IN WHICH CASE, SHALL BE BORNE BY THAT CLASS.)) Any general liabilities, expenses, costs, charges((,)) or reserves of the Trust [which] ((THAT)) are not readily identifiable as belonging to any particular Series ((OR CLASS)) shall be allocated and charged by the Trustees between or among any one or more of the Series ((OR CLASSES)) in such manner as the Trustees((,)) in their sole discretion((,)) deem fair and equitable[.] ((AND SHALL BE REFERRED TO AS "LIABILITIES BELONGING TO" THAT SERIES OR CLASS.)) Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((OR CLASSES)) for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((NO SHAREHOLDER OR FORMER SHAREHOLDER OF ANY SERIES SHALL HAVE A CLAIM ON OR ANY RIGHT TO ANY ASSETS ALLOCATED OR BELONGING TO ANY OTHER SERIES.))

NO PREEMPTIVE RIGHTS

      SECTION 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.

[LIMITATION OF PERSONAL LIABILITY]

((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))

      SECTION 7. ((SHARES SHALL BE DEEMED TO BE PERSONAL PROPERTY GIVING ONLY THE RIGHTS PROVIDED IN THIS INSTRUMENT. EVERY SHAREHOLDER BY VIRTUE OF HAVING BECOME A SHAREHOLDER SHALL BE HELD TO HAVE EXPRESSLY ASSENTED AND AGREED TO BE BOUND BY THE TERMS HEREOF. NO SHAREHOLDER OF THE TRUST AND OF EACH SERIES SHALL BE PERSONALLY LIABLE FOR THE DEBTS, LIABILITIES, OBLIGATIONS, AND EXPENSES INCURRED BY, CONTRACTED FOR, OR OTHERWISE EXISTING WITH RESPECT TO, THE TRUST OR BY OR ON BEHALF OF ANY SERIES.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may((,)) at any time((,)) personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract((,)) or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((OR TO A SERIES)) shall include a recitation limiting the obligation represented thereby to the Trust ((OR TO ONE OR MORE SERIES)) and its ((OR THEIR)) assets (but the omission of such a recitation shall not operate to bind any Shareholder ((OR TRUSTEE))).

                                   ARTICLE IV

                                  THE TRUSTEES

MANAGEMENT OF THE TRUST

      SECTION 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

[ELECTION: INITIAL TRUSTEES]

((INITIAL TRUSTEES; ELECTION))

      SECTION 2. ((THE INITIAL TRUSTEES SHALL BE AT LEAST THREE INDIVIDUALS WHO SHALL AFFIX THEIR SIGNATURES HERETO.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward
C. Johnson 3d, Caleb Loring, Jr., George K. McKenzie and William R. Spaulding and such other individuals as the Board of Trustees shall appoint pursuant to
Section 4 of this Article IV.]

TERM OF OFFICE OF TRUSTEES

      SECTION 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds (((2/3))) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((S))pecial [M]((M))eeting of the Trust by a vote of two-thirds (((2/3))) of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

      SECTION 4. In case of the declination, death, resignation, retirement, ((OR)) removal [, incapacity, or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number[,] ((OF THE TRUSTEES,)) or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this [t]((T))rust, the [t]((T))rust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((FOREGOING)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act((, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION)).

[TEMPORARY ABSENCE OF TRUSTEE]

((TEMPORARY ABSENCE OF TRUSTEES))

      SECTION 5. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six (((6))) months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

      SECTION 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.

      Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy[, absence] or incapacity[,] shall be conclusive[, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

      SECTION 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

      SECTION 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                                    ARTICLE V

                             POWERS OF THE TRUSTEES
POWERS

      SECTION 1. The Trustees((,)) in all instances((,)) shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((EXCEPT AS OTHERWISE PROVIDED HEREIN OR IN THE 1940 ACT,)) [T]((T))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which] ((THAT)) they, in their [uncontrolled] discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the] ((THIS)) Declaration of Trust or the Bylaws of the Trust, ((IF ANY,)) the Trustees shall have power and authority:

      (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound [by] or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on((,)) and lease any or all of the assets of the Trust.

      (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

      (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

      (d) To employ [a] ((ONE OR MORE)) bank((S,)) [or] trust [company] ((COMPANIES, COMPANIES THAT ARE MEMBERS OF A NATIONAL SECURITIES EXCHANGE, OR OTHER ENTITIES PERMITTED UNDER THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION THEREUNDER,)) as custodian((S)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

      (e) To retain a transfer agent and Shareholder servicing agent, or both.

      (f) To provide for the distribution of interests of the Trust either through a [P]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.

      (g) To set record dates in the manner hereinafter provided for.

      (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,] ((INVESTMENT ADVISER, MANAGER,)) custodian((,)) [or] UNDERWRITER((, OR OTHER AGENT OR INDEPENDENT CONTRACTOR)).

      (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4[(b)] hereof.

      (j) To vote or give assent[,] or exercise any rights of ownership[,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

      (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

      (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees[, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].

      (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III ((AND TO ESTABLISH CLASSES OF SUCH SERIES HAVING RELATIVE RIGHTS, POWERS, AND DUTIES AS THE TRUSTEES MAY PROVIDE CONSISTENT WITH APPLICABLE LAWS)).

      (n) To allocate assets, liabilities((,)) and expenses of the Trust to a particular Series ((OR CLASS, AS APPROPRIATE,)) or to apportion the same between or among two or more Series ((OR CLASSES, AS APPROPRIATE)), provided that any liabilities or expenses incurred by a particular Series ((OR CLASS))shall be payable solely out of the assets belonging to that Series as provided for in
Article III.

      (o) To consent to or participate in any plan for the reorganization, consolidation((,)) or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.

      (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.

      (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

      (r) To borrow money((,)) and to pledge, mortgage((,)) or hypothecate the assets of the Trust((,)) subject to the applicable requirements of the 1940 Act.

      (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.

      (t) ((TO OPERATE AS AND CARRY ON THE BUSINESS OF AN INVESTMENT COMPANY AND TO EXERCISE ALL THE POWERS NECESSARY AND APPROPRIATE TO THE CONDUCT OF SUCH OPERATIONS.))

      (((U) TO INTERPRET THE INVESTMENT POLICIES, PRACTICES OR LIMITATIONS OF ANY SERIES.))

      (((V) IN GENERAL TO CARRY ON ANY OTHER BUSINESS IN CONNECTION WITH OR INCIDENTAL TO ANY OF THE FOREGOING POWERS, TO DO EVERYTHING NECESSARY, SUITABLE OR PROPER FOR THE ACCOMPLISHMENT OF ANY PURPOSE OR THE ATTAINMENT OF ANY OBJECT OR THE FURTHERANCE OF ANY POWER HEREINBEFORE SET FORTH, EITHER ALONE OR IN ASSOCIATION WITH OTHERS, AND TO DO EVERY OTHER ACT OR THING INCIDENTAL OR APPURTENANT TO OR GROWING OUT OF OR CONNECTED WITH THE AFORESAID BUSINESS OR PURPOSES, OBJECTS OR POWERS.))

      [(t)] (((W))) Notwithstanding any other provision hereof, to invest all of the assets of any [s]((S))eries in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.

      ((THE FOREGOING CLAUSES SHALL BE CONSTRUED BOTH AS OBJECTS AND POWERS, AND THE FOREGOING ENUMERATION OF SPECIFIC POWERS SHALL NOT BE HELD TO LIMIT OR RESTRICT IN ANY MANNER THE GENERAL POWERS OF THE TRUSTEES. ANY ACTION BY ONE OR MORE OF THE TRUSTEES IN THEIR CAPACITY AS SUCH HEREUNDER SHALL BE DEEMED AN ACTION ON BEHALF OF THE TRUST OR THE APPLICABLE SERIES AND NOT AN ACTION IN AN INDIVIDUAL CAPACITY.))

      ((THE TRUSTEES SHALL NOT BE LIMITED TO INVESTING IN OBLIGATIONS MATURING BEFORE THE POSSIBLE TERMINATION OF THE TRUST OR ANY SERIES OR CLASS THEREOF.))

      No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

      SECTION 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person [or] ((OF)) any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, IF ANY)).

ACTION BY THE TRUSTEES

      SECTION 3. ((EXCEPT AS OTHERWISE PROVIDED HEREIN OR IN THE 1940 ACT,)) [T]((T))he Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of the] ((AT WHICH)) the Trustees ((ARE PRESENT IN PERSON)). At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((,)) [or] ((TELEFAX)), telegram((, OR OTHER ELECTRO-MECHANICAL MEANS)) sent to his home or business address at least twenty-four(((24))) hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two(((72))) hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((WRITTEN CONSENTS OR WAIVERS OF TRUSTEES MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS. EXECUTION OF A WRITTEN CONSENT OR WAIVER AND DELIVERY THEREOF TO THE TRUST MAY BE ACCOMPLISHED BY TELEFAX OR OTHER ELECTRO-MECHANICAL MEANS.))

CHAIRMAN OF THE TRUSTEES

      SECTION 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

                                   ARTICLE VI

                              EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

      SECTION 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust[,]((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions[,]((;)) expenses of registering and qualifying the Trust and its Shares under Federal and [S]((S))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;)) expenses of preparing and setting up in type [P]((P))rospectuses and [S]((S))tatements of [A]((A))dditional [I]((I))nformation[,]((;)) expenses of printing and distributing [P]((p))rospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((;)) expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues[,]((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses, and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VII

          INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT


INVESTMENT ADVISER

      SECTION 1. Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((AND))from time to time((,)) enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical((,))and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales((,)) or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.

      The Trustees may, subject to applicable requirements of the 1940 Act,(( AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION THEREUNDER,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

      SECTION 2. The Trustees may in their discretion from time to time enter into [(a)] ((AN EXCLUSIVE OR NON-EXCLUSIVE)) contract(s) ((ON BEHALF OF THE TRUST OR ANY SERIES OR CLASS THEREOF)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article VII or of the Bylaws, if any [; and s] ((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

      SECTION 3. The Trustees may((,)) in their discretion ((AND)) from time to time((,)) enter into [a] ((ONE OR MORE)) transfer agency and Shareholder service contract[(s)]((S)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The] ((SUCH)) contracts shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

      SECTION 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.


PROVISIONS AND AMENDMENTS


      SECTION 5. Any contract entered into pursuant to Sections 1 and 2 of this
Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 ACT((, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION)) ([including any amendments thereof] or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, ((ITS AMENDMENT,)) its termination, and the method of authorization and approval of such contract or renewal thereof[, and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote].

                                  ARTICLE VIII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

      SECTION 1. The Shareholders shall have power to vote [(i)](((A))) for the election of Trustees as provided in Article IV, Section 2[,]((;)) [(ii)](((B))) for the removal of Trustees as provided in Article IV, Section 3(d)[,]((;)) [(iii)](((C))) with respect to any investment advisory or management contract as provided in Article VII, Sections 1 and 5[,]((;)) [(iv)](((D) WITH RESPECT TO ANY TERMINATION, MERGER, CONSOLIDATION, REORGANIZATION, OR SALE OF ASSETS OF THE TRUST OR ANY OF ITS SERIES OR CLASSES AS PROVIDED IN ARTICLE XII, SECTION 4;
(E))) with respect to the amendment of this Declaration of Trust as provided in
Article XII, Section 7[,]((;)) [(v)](((F))) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust[,]((;)) and [(vi)](((G))) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the [Securities and Exchange] Commission ["the Commission"] or any [S]((S))tate, as the Trustees may consider desirable.

      On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except ((AS PROVIDED IN THE FOLLOWING SENTENCE AND EXCEPT)) [(i)](((a))) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and [(ii)](((B))) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((THE TRUSTEES MAY ALSO DETERMINE THAT A MATTER AFFECTS ONLY THE INTERESTS OF ONE OR MORE CLASSES OF A SERIES, IN WHICH CASE, ANY SUCH MATTER SHALL BE VOTED ON BY SUCH CLASS OR CLASSES.)) A [s]((S))hareholder of each Series ((OR CLASS THEREOF)) shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) [per share] of such Series((OR CLASS THEREOF)) on any matter on which such [s]((S))hareholder is entitled to vote((,))and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust,(( IF ANY,)) to be taken by Shareholders.

MEETINGS

      SECTION 2. The first Shareholders' meeting shall be held as specified in
Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth (((1/10))) of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, [as the same may be amended from time to time,] ((AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said
Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen (((15))) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

      SECTION 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((OR CLASS)) shall vote as a Series ((OR CLASS))[,] then a majority of the aggregate number of Shares of that Series ((OR CLASS)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((OR CLASS)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((BY APPLICABLE LAW OR)) by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((OR CLASS)) shall vote as a Series ((OR Class)), then a majority of the Shares of that Series ((OR CLASS)) voted on the matter shall decide that matter insofar as that Series ((OR CLASS)) is concerned. ((SHAREHOLDERS MAY ACT BY UNANIMOUS WRITTEN CONSENT. ACTIONS TAKEN BY A SERIES OR CLASS MAY BE CONSENTED TO UNANIMOUSLY IN WRITING BY SHAREHOLDERS OF THAT SERIES OR CLASS.))

                                   ARTICLE IX

                                    CUSTODIAN

APPOINTMENT AND DUTIES

      SECTION 1. The Trustees shall at all times employ a bank((,)) [or] ((A COMPANY THAT IS A MEMBER OF A NATIONAL SECURITIES EXCHANGE,)) trust company, ((OR OTHER ENTITY PERMITTED UNDER THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION THEREUNDER,)) having capital, surplus((,))and undivided profits of at least two million dollars ($2,000,000), or such other amount [or such other entity] as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((, IF ANY)):

      (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

      (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

      (3) to disburse such funds upon orders or vouchers;

      and the Trust may also employ such custodian as its agent:

      (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and

      (2) to compute, if authorized to do so [by the Trustees], the Net Asset Value of any Series ((OR CLASS THEREOF)) in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian. [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]

      The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank((,)) [or] ((A COMPANY THAT IS A MEMBER OF A NATIONAL SECURITIES EXCHANGE,)) trust company [organized under the laws of the United States or one of the states thereof and]((, OR OTHER ENTITY PERMITTED UNDER THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE COMMISSION OR ANY RULES OR REGULATIONS ADOPTED OR INTERPRETATIVE RELEASES OF THE COMMISSION THEREUNDER,)) having capital((,)) [and] surplus and [individual] ((UNDIVIDED)) profits of at least two million dollars ($2,000,000)((,)) or such other [person] ((AMOUNT)) as [may] ((SHALL)) be [permitted] ((ALLOWED)) by the Commission [or otherwise in accordance with] ((OR BY)) the 1940 Act [as from time to time amended].

[CENTRAL CERTIFICATE SYSTEM]


((CENTRAL DEPOSITORY SYSTEM))

      SECTION 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act [as from time to time amended], pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((OR ITS CUSTODIAN, SUBCUSTODIANS, OR OTHER AUTHORIZED AGENTS)).

                                    ARTICLE X

                         [DISTRIBUTIONS AND REDEMPTIONS]

       ((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET VALUE))

DISTRIBUTIONS

      SECTION 1.

            (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

            (b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series, ((OR CLASSES THEREOF,)) at the election of each Shareholder of that Series.

            ((THE TRUSTEES MAY ADOPT AND OFFER TO SHAREHOLDERS SUCH DIVIDEND REINVESTMENT PLANS, CASH DIVIDEND PAYOUT PLANS, OR RELATED PLANS AS THE TRUSTEES SHALL DEEM APPROPRIATE.))

            (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((A STOCK DIVIDEND)) pro rata among the Shareholders of a particular Series((, OR CLASS THEREOF,)) as of the record date of that Series ((OR CLASS)) fixed as provided in ((ARTICLE XII,)) Section 3 [hereof a "stock dividend"].

REDEMPTIONS

      SECTION 2. In case any holder of record of Shares of a particular Series ((OR CLASS OF A SERIES)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series((,)) and payment for such Shares ((LESS ANY APPLICABLE DEFERRED SALES CHARGES AND/OR FEES)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

      SECTION 3. The term "Net Asset Value" of any Series ((OR CLASS)) shall mean that amount by which the assets of that Series[,] ((OR CLASS)) exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((OR CLASS)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees[;]((,)) provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((O))rder of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time, the Trustees may cause the value [par] ((PER)) Share last determined to be determined again in a similar manner and may fix the time when such redetermined value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

      SECTION 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify((,)) but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((IN THE EVENT THAT ANY SERIES IS DIVIDED INTO CLASSES, THE PROVISIONS OF THIS SECTION, TO THE EXTENT APPLICABLE AS DETERMINED IN THE DISCRETION OF THE TRUSTEES AND CONSISTENT WITH APPLICABLE LAW, MAY BE EQUALLY APPLIED TO EACH SUCH CLASS.))

                                   ARTICLE XI

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

      SECTION 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.

[INDEMNIFICATION]

((INDEMNIFICATION OF COVERED PERSONS))

      SECTION 2.

            (a) Subject to the exceptions and limitations contained in Section
(b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding"
            shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b) No indemnification shall be provided hereunder to a Covered
Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,

                  (A) by the court or other body approving the settlement;

                  (B) by at least a majority of those Trustees who are neither
            [i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

      provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

            (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either [(a)](((I))) such Covered Person shall have provided appropriate security for such undertaking[,]((;)) [(b)](((II))) the Trust is insured against losses arising out of any such advance payments((;)) or [(c)](((III))) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

[SHAREHOLDERS]

((INDEMNIFICATION OF SHAREHOLDERS))

      SECTION 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

                                   ARTICLE XII

                                  MISCELLANEOUS

[TRUST NOT A PARTNERSHIP]

((TRUST NOT A PARTNERSHIP, ETC.))

      SECTION 1. It is hereby expressly declared that a trust ((IS CREATED HEREBY)) and not a partnership [is created hereby]((,)) ((JOINT STOCK ASSOCIATION, CORPORATION, BAILMENT, OR ANY FORM OF A LEGAL RELATIONSHIP OTHER THAN A TRUST)). No Trustee hereunder shall have any power to ((PERSONALLY)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract, or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present, or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

      SECTION 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this
Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

      SECTION 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((S)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

[TERMINATION OF TRUST]

((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.))

      [Section 4]

      [(a)] ((SECTION 4.1. DURATION)). [This] ((THE)) Trust shall continue without limitation of time((,)) but subject to the provisions of [sub-section
(b) of this Section 4] ((THIS ARTICLE XII.))

      [(b)] [Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may]

            [(i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or]

            [(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.]

[Upon making provision for the payment of such liabilities in either (i) or
(ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.]

      [(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]

      ((SECTION 4.2. TERMINATION OF THE TRUST, A SERIES OR A CLASS. (A) SUBJECT TO APPLICABLE FEDERAL AND STATE LAW, THE TRUST OR ANY SERIES OR CLASS THEREOF MAY BE TERMINATED (I) BY MAJORITY SHAREHOLDER VOTE OF THE TRUST, EACH SERIES AFFECTED, OR EACH CLASS AFFECTED, AS THE CASE MAY BE; OR (II) WITHOUT THE VOTE OR CONSENT OF SHAREHOLDERS BY A MAJORITY OF THE TRUSTEES EITHER AT A MEETING OR BY WRITTEN CONSENT. THE TRUSTEES SHALL PROVIDE WRITTEN NOTICE TO THE AFFECTED SHAREHOLDERS OF A TERMINATION EFFECTED UNDER CLAUSE (II) ABOVE. UPON THE TERMINATION OF THE TRUST OR THE SERIES OR CLASS,))


            (((I) THE TRUST OR THE SERIES OR CLASS SHALL CARRY ON NO BUSINESS EXCEPT FOR THE PURPOSE OF WINDING UP ITS AFFAIRS;))

            (((II) THE TRUSTEES SHALL PROCEED TO WIND UP THE AFFAIRS OF THE TRUST OR THE SERIES OR CLASS, AND ALL OF THE POWERS OF THE TRUSTEES UNDER THIS DECLARATION OF TRUST SHALL CONTINUE UNTIL THE AFFAIRS OF THE TRUST SHALL HAVE BEEN WOUND UP, INCLUDING THE POWER TO FULFILL OR DISCHARGE THE CONTRACTS OF THE TRUST OR THE SERIES OR CLASS THEREOF; COLLECT ITS ASSETS; SELL, CONVEY, ASSIGN, EXCHANGE, TRANSFER, OR OTHERWISE DISPOSE OF ALL OR ANY PART OF THE REMAINING TRUST PROPERTY OR TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES OR CLASS TO ONE OR MORE PERSONS AT PUBLIC OR PRIVATE SALE FOR CONSIDERATION THAT MAY CONSIST IN WHOLE OR IN PART OF CASH, SECURITIES, OR OTHER PROPERTY OF ANY KIND; DISCHARGE OR PAY ITS LIABILITIES; AND DO ALL OTHER ACTS APPROPRIATE TO LIQUIDATE ITS BUSINESS; PROVIDED THAT ANY SALE, CONVEYANCE, ASSIGNMENT, EXCHANGE, TRANSFER, OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL THE TRUST PROPERTY OR TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES OR CLASS (OTHER THAN AS PROVIDED IN (III) BELOW) SHALL REQUIRE SHAREHOLDER APPROVAL IN ACCORDANCE WITH SECTION 4.3 BELOW; AND))

            (((III) AFTER PAYING OR ADEQUATELY PROVIDING FOR THE PAYMENT OF ALL LIABILITIES, AND UPON RECEIPT OF SUCH RELEASES, INDEMNITIES, AND REFUNDING AGREEMENTS AS THEY DEEM NECESSARY FOR THEIR PROTECTION, THE TRUSTEES MAY DISTRIBUTE THE REMAINING TRUST PROPERTY OR THE REMAINING PROPERTY OF THE TERMINATED SERIES OR CLASS, IN CASH OR IN KIND OR PARTLY EACH, AMONG THE SHAREHOLDERS OF THE TRUST OR THE SERIES OR CLASS ACCORDING TO THEIR RESPECTIVE RIGHTS; AND))

      (((B) AFTER TERMINATION OF THE TRUST OR THE SERIES OR CLASS AND DISTRIBUTION TO THE SHAREHOLDERS AS HEREIN PROVIDED, A MAJORITY OF THE TRUSTEES SHALL EXECUTE AND LODGE AMONG THE RECORDS OF THE TRUST AND FILE WITH THE SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS, AS APPROPRIATE, AN INSTRUMENT IN WRITING SETTING FORTH THE FACT OF SUCH TERMINATION, AND THE TRUSTEES SHALL THEREUPON BE DISCHARGED FROM ALL FURTHER LIABILITIES AND DUTIES WITH RESPECT TO THE TRUST OR THE TERMINATED SERIES OR CLASS, AND THE RIGHTS AND INTERESTS OF ALL SHAREHOLDERS OF THE TRUST OR THE TERMINATED SERIES OR CLASS SHALL THEREUPON CEASE.))

      ((SECTION 4.3. MERGER, CONSOLIDATION, AND SALE OF ASSETS. SUBJECT TO APPLICABLE FEDERAL AND STATE LAW AND EXCEPT AS OTHERWISE PROVIDED IN SECTION 4.4 BELOW, THE TRUST OR ANY SERIES THEREOF MAY MERGE OR CONSOLIDATE WITH ANY OTHER CORPORATION, ASSOCIATION, TRUST, OR OTHER ORGANIZATION OR MAY SELL, LEASE, OR EXCHANGE ALL OR SUBSTANTIALLY ALL OF THE TRUST PROPERTY OR TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES, INCLUDING ITS GOOD WILL, UPON SUCH TERMS AND CONDITIONS AND FOR SUCH CONSIDERATION WHEN AND AS AUTHORIZED AT ANY MEETING OF SHAREHOLDERS CALLED FOR SUCH PURPOSE BY A MAJORITY SHAREHOLDER VOTE OF THE TRUST OR AFFECTED SERIES, AS THE CASE MAY BE. ANY SUCH MERGER, CONSOLIDATION, SALE, LEASE, OR EXCHANGE SHALL BE DEEMED FOR ALL PURPOSES TO HAVE BEEN ACCOMPLISHED UNDER AND PURSUANT TO MASSACHUSETTS LAW.))

      ((SECTION 4.4. INCORPORATION; REORGANIZATION. SUBJECT TO APPLICABLE FEDERAL AND STATE LAW, THE TRUSTEES MAY WITHOUT THE VOTE OR CONSENT OF SHAREHOLDERS CAUSE TO BE ORGANIZED OR ASSIST IN ORGANIZING A CORPORATION OR CORPORATIONS UNDER THE LAWS OF ANY JURISDICTION OR ANY OTHER TRUST, PARTNERSHIP, LIMITED LIABILITY COMPANY, ASSOCIATION, OR OTHER ORGANIZATION TO TAKE OVER ALL OF THE TRUST PROPERTY OR THE TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES OR TO CARRY ON ANY BUSINESS IN WHICH THE TRUST SHALL DIRECTLY OR INDIRECTLY HAVE ANY INTEREST, AND TO SELL, CONVEY AND TRANSFER THE TRUST PROPERTY OR THE TRUST PROPERTY ALLOCATED OR BELONGING TO SUCH SERIES TO ANY SUCH CORPORATION, TRUST, LIMITED LIABILITY COMPANY, PARTNERSHIP, ASSOCIATION, OR ORGANIZATION IN EXCHANGE FOR THE SHARES OR SECURITIES THEREOF OR OTHERWISE, AND TO LEND MONEY TO, SUBSCRIBE FOR THE SHARES OR SECURITIES OF, AND ENTER INTO ANY CONTRACTS WITH ANY SUCH CORPORATION, TRUST, PARTNERSHIP, LIMITED LIABILITY COMPANY, ASSOCIATION, OR ORGANIZATION, OR ANY CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, ASSOCIATION, OR ORGANIZATION IN WHICH THE TRUST OR SUCH SERIES HOLDS OR IS ABOUT TO ACQUIRE SHARES OR ANY OTHER INTEREST. SUBJECT TO APPLICABLE FEDERAL AND STATE LAW, THE TRUSTEES MAY ALSO CAUSE A MERGER OR CONSOLIDATION BETWEEN THE TRUST OR ANY SUCCESSOR THERETO AND ANY SUCH CORPORATION, TRUST, PARTNERSHIP, LIMITED LIABILITY COMPANY, ASSOCIATION, OR OTHER ORGANIZATION. NOTHING CONTAINED HEREIN SHALL BE CONSTRUED AS REQUIRING APPROVAL OF SHAREHOLDERS FOR THE TRUSTEES TO ORGANIZE OR ASSIST IN ORGANIZING ONE OR MORE CORPORATIONS, TRUSTS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, ASSOCIATIONS, OR OTHER ORGANIZATIONS AND SELLING, CONVEYING, OR TRANSFERRING THE TRUST PROPERTY OR A PORTION OF THE TRUST PROPERTY TO SUCH ORGANIZATION OR ENTITIES; PROVIDED, HOWEVER, THAT THE TRUSTEES SHALL PROVIDE WRITTEN NOTICE TO THE AFFECTED SHAREHOLDERS OF ANY TRANSACTION WHEREBY, PURSUANT TO THIS SECTION 4.4, THE TRUST OR ANY SERIES THEREOF SELLS, CONVEYS, OR TRANSFERS SUBSTANTIALLY ALL OF ITS ASSETS TO ANOTHER ENTITY OR MERGES OR CONSOLIDATES WITH ANOTHER ENTITY.))

FILING OF COPIES, REFERENCES, AND HEADINGS

      SECTION 5. The original or a copy of this instrument and of each [d]((D))eclaration of [t]((T))rust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental [d]((D))eclaration of [t]((T))rust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental [d]((D))eclarations of [t]((T))rust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental [d]((D))eclaration of [t]((T))rust. In this instrument or in any such supplemental [d]((D))eclaration of [t]((T))rust, references to this instrument[,] and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental [d]((D))eclaration of [t]((T))rust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

      SECTION 6. The Trust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, AND THE ABSENCE OF A SPECIFIC REFERENCE HEREIN TO ANY SUCH POWER, PRIVILEGE, OR ACTION SHALL NOT IMPLY THAT THE TRUST MAY NOT EXERCISE SUCH POWER OR PRIVILEGE OR TAKE SUCH ACTIONS)).

AMENDMENTS

      SECTION 7. [If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case,] ((EXCEPT AS SPECIFICALLY PROVIDED HEREIN,)) the Trustees [shall] ((MAY, WITHOUT SHAREHOLDER VOTE,)) amend or otherwise supplement this [instrument,] ((DECLARATION OF TRUST)) by making ((AN AMENDMENT,)) a [d]((D))eclaration of [t]((T))rust supplemental hereto[, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.] ((OR AN AMENDED AND RESTATED DECLARATION OF TRUST. SHAREHOLDERS SHALL HAVE THE RIGHT TO VOTE (A) ON ANY AMENDMENT THAT WOULD AFFECT THEIR RIGHT TO VOTE GRANTED IN SECTION 1 OF ARTICLE VIII; (B) ON ANY AMENDMENT THAT WOULD ALTER THE MAXIMUM NUMBER OF TRUSTEES PERMITTED UNDER SECTION 6 OF ARTICLE IV; (C) ON ANY AMENDMENT TO THIS SECTION 7;
(D) ON ANY AMENDMENT AS MAY BE REQUIRED BY LAW OR BY THE TRUST'S REGISTRATION STATEMENT FILED WITH THE COMMISSION; AND (E) ON ANY AMENDMENT SUBMITTED TO THEM BY THE TRUSTEES. ANY AMENDMENT REQUIRED OR PERMITTED TO BE SUBMITTED TO SHAREHOLDERS THAT, AS THE TRUSTEES DETERMINE, SHALL AFFECT THE SHAREHOLDERS OF ONE OR MORE SERIES OR CLASSES SHALL BE AUTHORIZED BY VOTE OF THE SHAREHOLDERS OF EACH SERIES OR CLASS AFFECTED AND NO VOTE OF SHAREHOLDERS OF A SERIES OR CLASS NOT AFFECTED SHALL BE REQUIRED. NOTWITHSTANDING ANYTHING ELSE HEREIN, ANY AMENDMENT TO ARTICLE XI SHALL NOT LIMIT THE RIGHTS TO INDEMNIFICATION OR INSURANCE PROVIDED THEREIN WITH RESPECT TO ACTION OR OMISSION OF COVERED PERSONS PRIOR TO SUCH AMENDMENT.))

FISCAL YEAR

      SECTION 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, if any, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

      SECTION 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((OR A SUBSIDIARY OR AFFILIATE THEREOF)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity". FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations, or businesses [which] ((THAT)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS

      ((SECTION 10. (A) THE PROVISIONS OF THIS DECLARATION OF TRUST ARE SEVERABLE, AND, IF THE TRUSTEES SHALL DETERMINE, WITH THE ADVICE OF COUNSEL, THAT ANY OF SUCH PROVISIONS IS IN CONFLICT WITH THE 1940 ACT, THE REGULATED INVESTMENT COMPANY PROVISIONS OF THE INTERNAL REVENUE CODE OR WITH OTHER APPLICABLE LAWS AND REGULATIONS, THE CONFLICTING PROVISION SHALL BE DEEMED NEVER TO HAVE CONSTITUTED A PART OF THIS DECLARATION OF TRUST; PROVIDED, HOWEVER, THAT SUCH DETERMINATION SHALL NOT AFFECT ANY OF THE REMAINING PROVISIONS OF THIS DECLARATION OF TRUST OR RENDER INVALID OR IMPROPER ANY ACTION TAKEN OR OMITTED PRIOR TO SUCH DETERMINATION.))

      (((B) IF ANY PROVISION OF THIS DECLARATION TRUST SHALL BE HELD INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL ATTACH ONLY TO SUCH PROVISION IN SUCH JURISDICTION AND SHALL NOT IN ANY MANNER AFFECT SUCH PROVISIONS IN ANY OTHER JURISDICTION OR ANY OTHER PROVISION OF THIS DECLARATION OF TRUST IN ANY JURISDICTION.))


      IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument [this 16th day of June, 1994] ((AS OF THE DATE SET FORTH ABOVE)).


                                           [SIGNATURE LINES OMITTED]

                                                                      EXHIBIT 2

                      ((UNDERLINED)) LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF
                              SUBADVISORY AGREEMENT



         This Agreement is entered into as of the [1st] ((___)) day of [December] ((______________)), [1997] ((1999)), among Fidelity Commonwealth
Trust, a Massachusetts business trust (the "Trust"), on behalf of Spartan Market Index Fund, a series portfolio of the Trust (the "Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").

         WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated December 1, 1997, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and

         WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and

         WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

                   I. APPOINTMENT OF SUBADVISER; COMPENSATION

         1.1 APPOINTMENT AS SUBADVISER. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

         1.2 SCOPE OF INVESTMENT AUTHORITY. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "Investment Company Act"), (iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

         (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and

Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, PROVIDED that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of Section 9.2 hereof.

         1.3 APPOINTMENT AS PROXY VOTING AGENT. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.

         1.4 GOVERNING DOCUMENTS. Manager will provide Subadviser with copies of
(i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.

         1.5 SUBADVISER'S RELATIONSHIP. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.

         1.6 COMPENSATION. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.

                   II. SERVICES TO BE PERFORMED BY SUBADVISER

         2.1 INVESTMENT ADVISORY SERVICES. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:

                  (i) formulate and implement a continuous investment program for the Portfolio, including, without limitation, implementation of a securities lending program in accordance with the provisions of Article III hereof;

                  (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

                  (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and

                  (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.

         (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company
Act) of the Trust, the Portfolio, Manager or Subadviser, PROVIDED that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.

         2.2. ADMINISTRATIVE AND OTHER SERVICES. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset values and shareholder accounting services).

         (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.

         (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

         (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.

         (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.

                             III. SECURITIES LENDING

         3.1. APPOINTMENT AS AGENT. For as long as this Agreement shall remain in effect, Subadviser is hereby authorized as the Portfolio's agent to lend on a disclosed basis the Portfolio's securities. Subadviser is further authorized as the Portfolio's agent to sign agreements with borrowers, ownership or other certificates as may be required by the Internal Revenue Service or any other tax authorities, and to take any other actions necessary to effect such loans.

         3.2. INDEMNIFICATION. (a) In the event that any securities lending transaction is terminated and the loaned securities or any portion thereof shall not have been returned to the Portfolio by or on behalf of the borrower within the time specified by Subadviser's agreement with the borrower (the "Delivery Date"), Subadviser shall, at its expense, within one (1) business day after the Delivery Date replace the loaned securities (or any portion thereof not so returned) with a like amount of the loaned securities of the same issuer, class and denomination, and hold the Portfolio, the Trustees and Manager harmless from any brokerage commission, fees, taxes or other expenses incurred by Subadviser in the purchase of such replacement securities. If Subadviser is unable to purchase such replacement securities on the open market within one business day after the Delivery Date (the "Reimbursement Date"), Subadviser shall credit the Portfolio's account by the close of business on the Reimbursement Date with an amount of cash in U.S. dollars equal to (i) if the Portfolio shall continue to hold such unreturned loaned securities, the Market Value (as defined below) of such unreturned loaned securities determined at the close of business as of the Reimbursement Date, plus all financial benefits derived from the beneficial ownership of the unreturned loaned securities which have accrued on such securities whether or not received from borrower, or (ii) if the Portfolio shall have sold such securities prior to the Reimbursement Date, (x) the sale proceeds in respect of such sale, to the extent not received by the Portfolio, plus (y) any interest, penalties, fees or other costs, if any, incurred by the Portfolio as a direct result of a failure to settle such sale on a timely basis, PROVIDED that such interest, penalties, fees or other costs shall not include any consequential or special damages which may arise out of such failure to settle such sale on a timely basis. The "Market Value" of any securities on any given day shall be the fair market value of such security on such day, as determined in accordance with the Portfolio's valuation procedures and methods, as adopted by the Trustees.

         (b) In the event that Subadviser shall be required to make any payment to the Portfolio or shall incur any loss or expense pursuant to paragraph (a) above, it shall, to the extent of such payment or loss or expense, be subrogated to, and succeed to, all of the Portfolio's rights against the borrower and to the collateral involved. To the extent the collateral consists of cash or securities issued or guaranteed by the United States Government or its agencies, the Portfolio shall contemporaneously with any such payment to the Portfolio by Subadviser surrender same to Subadviser for its sole disposition.

         (c) Notwithstanding the foregoing, in no event shall Subadviser incur liability pursuant to paragraph (a) above if Subadviser is prevented, forbidden or delayed from causing a loaned security to be returned to the Portfolio by the applicable Delivery Date by reason of (i) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or of any foreign country, or political subdivision thereof, or of any court of competent jurisdiction; or (ii) any act of God or war or other similar circumstance beyond the control of Subadviser unless, in each case, such delay or nonperformance is caused by (A) the negligence, misfeasance or misconduct of Subadviser or any of its directors, officers, employees or agents, or (B) a malfunction or failure of equipment operated or utilized by Subadviser other than a malfunction or failure beyond Subadviser's control and which could not have been reasonably anticipated and/or prevented by Subadviser.

         3.3. MARKET RISK. The Portfolio acknowledges that any cash collateral provided by a borrower in respect of a securities lending transaction may be invested by Subadviser on the Portfolio's behalf at the Portfolio's risk, and if, upon termination of any loan, the cash collateral held by Subadviser for

Portfolio's account is less than the amount required to be returned to the borrower under Subadviser's agreement with the borrower, the Portfolio will provide borrower with cash in the amount of any such deficiency.

         3.4. SUBADVISER'S RELATIONSHIPS WITH BORROWERS. The Portfolio acknowledges that Subadviser or its affiliates may be a creditor of, for its own account or in a fiduciary capacity, or generally engage in any kind of commercial or investment banking business with, a borrower, to whom Subadviser has lent the Portfolio's securities. Without limiting the generality of the foregoing, Subadviser shall not be required to disclose to the Portfolio or Manager any financial information about a borrower obtained in the course of its relationship with such borrower.

         3.5 SECURITIES LENDING PROCEDURES. Subadviser's securities lending activities on behalf of the Portfolio shall be governed by such procedures as shall be adopted by the Trustees or Manager, as the same may be amended from time to time.


                         IV. COMPLIANCE; CONFIDENTIALITY

         4.1 COMPLIANCE. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.

         (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

         4.2 CONFIDENTIALITY. The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 4.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

                           V. LIABILITY OF SUBADVISER

         5.1 LIABILITY; STANDARD OF CARE. Notwithstanding anything herein to the contrary, except as provided in Section 3.2 hereof, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.

         5.2 INDEMNIFICATION. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or

Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.

         (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.

               VI. SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE

         6.1 SUPPLEMENTAL ARRANGEMENTS. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.

         6.2 EXPENSES. It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share based on the relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Manager, of 50% of insurance premiums for fidelity bond and other coverage;
(x) investment management fees; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto;
(xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.

         6.3 INSURANCE. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.

                           VII. CONFLICTS OF INTEREST

         7.1 CONFLICTS OF INTEREST. It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.

                                VIII. REGULATION

         8.1 REGULATION. Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

                    IX. DURATION AND TERMINATION OF AGREEMENT

         9.1 EFFECTIVE DATE; DURATION; CONTINUANCE. (a) This Agreement shall become effective on [December 1, 1997] ((_______, 1999)).

         (b) Subject to prior termination pursuant to Section 9.2 below, this Agreement shall continue in force until July 31, [1998] ((____)), and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, PROVIDED that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

         (c) Shareholder approval of this Agreement or any continuance of this Agreement, if required, shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.

         9.2 TERMINATION AND ASSIGNMENT. This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or (iv) by Subadviser.

         (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.

         9.3 DEFINITIONS. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission.

                  X. REPRESENTATIONS, WARRANTIES AND COVENANTS

         10.1 REPRESENTATIONS OF THE PORTFOLIO. The Trust, on behalf of the Portfolio, represents and warrants that:

               (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

               (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;

               (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;

               (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

               (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.

         10.2 REPRESENTATIONS OF THE MANAGER. The Manager represents, warrants and agrees that:

               (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;

               (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");

               (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract;

               (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

               (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

               (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

         10.3 REPRESENTATIONS OF SUBADVISER. Subadviser represents, warrants and agrees that:

              (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;

              (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a)
         (2) of the Advisers Act or an "insurance company" as defined in Section 202 (a) (2) of the Advisers Act.

              (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

              (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

              (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

         10.4 COVENANTS OF SUBADVISER. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

              (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;

              (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;

              (iii) any event that would constitute a change in control of Subadviser;

              (iv) any change in the portfolio manager of the Portfolio; and

              (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.

         (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 4.1.

                          XI. MISCELLANEOUS PROVISIONS

         11.1 USE OF SUBADVISER'S NAME. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

         11.2 USE OF TRUST OR MANAGER'S NAME. Subadviser will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

         11.3 AMENDMENTS. This Agreement may only be amended with the prior written consent of each of the parties hereto and if such amendment is specifically approved (i) by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not interested persons (as such term is defined in the Investment Company Act) of any person to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment.

         11.4 ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.

         11.5 CAPTIONS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.

         11.6 NOTICES. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Section 11.6.

         11.7 SEVERABILITY. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

         11.8 GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

         11.9 LIMITATION OF LIABILITY. A copy of the Declaration of Trust establishing the Trust, dated November 8, 1974, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                                         SIGNATURE LINES OMITTED

                                   APPENDIX A


         Pursuant to Section 1.6 of the Subadvisory Agreement among Fidelity Commonwealth Trust (the "Trust"), on behalf of Spartan Market Index Fund (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Bankers Trust Company ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:

         1. FEES PAYABLE BY MANAGER. Manager will pay Subadviser a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

         Subadviser's fee shall be computed monthly, and within twelve business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

         Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.

         2. FEES PAYABLE BY TRUST. The Trust, on behalf of the Portfolio, shall pay Subadviser a monthly fee equal to 40% of the Portfolio's aggregate Net Securities Lending Income (as defined below) attributable to the securities lending activities conducted by Subadviser on the Portfolio's behalf. For purposes of this Paragraph 2, the Portfolio's aggregate "Net Securities Lending Income" for any given month shall be calculated in accordance with the following provisions:

         (a) LOANS COLLATERALIZED BY CASH. For securities lending transactions collateralized by cash, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to (I) the income earned by the Portfolio from investing such cash collateral during such month, plus (II) if such cash collateral is invested in a money market fund or similar investment vehicle managed by Subadviser or its affiliates, an amount equal to the Portfolio's pro rata share (calculated by dividing the average daily amount of the Portfolio's cash collateral so invested during such month by the average daily net assets of such investment vehicle for such month) of the Total Operating Expenses (as defined below) accrued by such investment vehicle in respect of such month, less (III) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions during such month. For purposes of this subparagraph 2(a), an investment vehicle's "Total Operating Expenses" shall consist of "Management Fees," "Rule 12b-1 Fees," and "Other Expenses," as such terms are defined in paragraphs 8, 9, and 10, respectively, of the instructions to Part A, Item 2 of the form of registration statement promulgated by the Securities and Exchange Commission on Form N-1A, as the same may be amended from time to time.

         (b) LOANS COLLATERALIZED BY SECURITIES. For securities lending transactions collateralized by securities or a letter of credit, the Portfolio's aggregate Net Securities Lending Income attributable to such transactions for such month shall be equal to
              (I) the securities lending fees paid by the borrower to the Portfolio in respect of such transactions, less (II) any rebates, commissions or similar fees paid by the Portfolio in respect of such transactions.

         (c) SUBSTITUTE PAYMENTS. Substitute payments received by the Portfolio from a borrower in lieu of any dividends, distributions or other financial benefits paid out in respect of a loaned security shall not be considered part of the Portfolio's Net Securities Lending Income for purposes of calculating the fee payable by the Portfolio pursuant to this Paragraph 2, except that (I) to the extent that any such substitute payment exceeds the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be increased by an amount equal to the difference, and (II) to the extent that any such substitute payment is less than the amount that the Portfolio would have received had such security not been loaned to the borrower, the Portfolio's Net Securities Lending Income shall be decreased by an amount equal to the difference.

The fees payable by the Portfolio pursuant to this Paragraph 2 shall accrue daily and shall be paid to Subadviser monthly within twelve business days of the end of each calendar month. If the Portfolio's aggregate Net Securities Lending Income for any calendar month shall be a negative amount, the fee payable by the Portfolio for such month pursuant to this Paragraph 2 shall be zero, and an amount equal to 40% of such negative Net Securities Lending Income shall be carried forward and applied against future fees earned by Subadviser pursuant to this Paragraph 2 for a period not to exceed 3 calendar months.

Subadviser agrees to look exclusively to the assets of the Portfolio, and not to any other assets of the Trust or Manager, for the payment of Subadviser's fees arising under this Paragraph 2.

                                                                       EXHIBIT 3


                                     FORM OF
                              SUBADVISORY AGREEMENT


         This Agreement is entered into as of the ___ day of ______________, 1999, among Fidelity Commonwealth Trust, a Massachusetts business trust (the "Trust"), on behalf of Spartan Market Index Fund, a series portfolio of the Trust (the "Portfolio"), Fidelity Management & Research Company, a Massachusetts corporation ("Manager"), and Bankers Trust Company, a New York banking corporation ("Subadviser").

         WHEREAS, the Trust, on behalf of the Portfolio, has entered into a Management Contract, dated December 1, 1997, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to the Portfolio; and

         WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Portfolio specified herein, and Subadviser is willing to serve the Portfolio in such capacity; and

         WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Portfolio, have each consented to such an arrangement;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

                   I. APPOINTMENT OF SUBADVISER; COMPENSATION

         1.1 APPOINTMENT AS SUBADVISER. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Portfolio set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

         1.2 SCOPE OF INVESTMENT AUTHORITY. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Portfolio, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules thereunder, (iii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

         (b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which the Portfolio's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, PROVIDED that the Trustees and Manager shall at all times have the right to monitor the Portfolio's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which the Portfolio's assets are being invested, and, should either Manager or the Trustees become dissatisfied with

Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of Section 8.2 hereof.

         1.3 APPOINTMENT AS PROXY VOTING AGENT. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as the Portfolio's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time. Upon written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.

         1.4 GOVERNING DOCUMENTS. Manager will provide Subadviser with copies of
(i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) the Portfolio's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to the Portfolio as Subadviser may from time to time reasonably request.

         1.5 SUBADVISER'S RELATIONSHIP. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Portfolio or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.

         1.6 COMPENSATION. Subadviser shall be compensated for the services it performs on behalf of the Portfolio in accordance with the terms set forth in Appendix A to this Agreement.

                   II. SERVICES TO BE PERFORMED BY SUBADVISER

         2.1 INVESTMENT ADVISORY SERVICES. (a) In fulfilling its obligations to manage the assets of the Portfolio, Subadviser will:

                  (i) formulate and implement a continuous investment program for the Portfolio;

                  (ii) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

                  (iii) provide such reports with respect to the implementation of the Portfolio's investment program as the Trustees or Manager shall reasonably request; and

                  (iv) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Portfolio in accordance with valuation procedures and methods established by the Trustees.

         (b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company
Act) of the Trust, the Portfolio, Manager or Subadviser, PROVIDED that Subadviser shall only place orders on behalf of the Portfolio with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Portfolio.

         2.2. ADMINISTRATIVE AND OTHER SERVICES. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding determination of net asset values and shareholder accounting services).

         (b) Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Portfolios.

         (c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and the Portfolio's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and the Portfolio's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

         (d) Subadviser will vote the Portfolio's investment securities in the manner in which Subadviser believes to be in the best interests of the Portfolio, and shall review its proxy voting activities on a periodic basis with the Trustees.

         (e) Subadviser will provide custodian services to the Portfolio in accordance with the provisions of a separate Custodian Agreement, dated as of the date hereof, between the Trust, on behalf of the Portfolio, and Subadviser.


                        III. COMPLIANCE; CONFIDENTIALITY

         3.1 COMPLIANCE. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in the Portfolio's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to the Portfolio as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.

         (b) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

         3.2 CONFIDENTIALITY. The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of the Portfolio. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 3.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

                           IV. LIABILITY OF SUBADVISER

         4.1 LIABILITY; STANDARD OF CARE. Notwithstanding anything herein to the contrary, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Portfolio, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.

         4.2 INDEMNIFICATION. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.

         (b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.

                V. SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE

         5.1 SUPPLEMENTAL ARRANGEMENTS. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.

         5.2 EXPENSES. It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Subadviser expressly agrees to pay the cost of all custody services required by the Portfolio. Expenses paid by the Portfolios will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share based on the relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Manager, of 50% of insurance premiums for fidelity bond and other coverage;
(x) investment management fees; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto;
(xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and any legal obligation that the Portfolio may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Portfolios to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.

         5.3 INSURANCE. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay up to the limit Subadviser would have had to pay had said insurance been in force.

                            VI. CONFLICTS OF INTEREST

         6.1 CONFLICTS OF INTEREST. It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Articles of Incorporation of Subadviser, respectively, or by specific provisions of applicable law.

                                 VII. REGULATION

         7.1 REGULATION. Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

                   VIII. DURATION AND TERMINATION OF AGREEMENT

         8.1 EFFECTIVE DATE; DURATION; CONTINUANCE. (a) This Agreement shall become effective on ________, 1999.

         (b) Subject to prior termination pursuant to Section 8.2 below, this Agreement shall continue in force until July 31, 2000, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, PROVIDED that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

         (c) The required shareholder approval of this Agreement or any continuance of this Agreement shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of the Portfolio votes to approve this Agreement or its continuance.

         8.2 TERMINATION AND ASSIGNMENT. (A) This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty,
(i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Portfolio; (iii) by Manager, or (iv) by Subadviser.

         (b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.

         8.3 DEFINITIONS. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission ("Commission").

                  X. REPRESENTATIONS, WARRANTIES AND COVENANTS

         9.1 REPRESENTATIONS OF THE PORTFOLIO. The Trust, on behalf of the Portfolio, represents and warrants that:

                  (i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

                  (ii) the Trust is duly registered as an investment company under the Investment Company Act and the Portfolio is a duly constituted series portfolio thereof;

                  (iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Portfolio;

                  (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

                  (v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and the Portfolio in accordance with its terms.

         9.2 REPRESENTATIONS OF THE MANAGER. The Manager represents, warrants and agrees that:

                  (i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;

                  (ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");

                  (iii) Manager has been duly appointed by the Trustees and Shareholders of the Portfolio to provide investment services to the Portfolio as contemplated by the Management Contract.

                  (iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

                  (v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

                  (vi) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

         9.3 REPRESENTATIONS OF SUBADVISER. Subadviser represents, warrants and agrees that:

                  (i) Subadviser is a New York banking corporation established pursuant to the laws of the State of New York;

                  (ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act; or is a "bank" as defined in Section 202 (a)
         (2) of the Advisers Act or an "insurance company" as defined in Section 202 (a) (2) of the Advisers Act.

                  (iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

                  (iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

                  (v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

         9.4 COVENANTS OF THE SUBADVISER. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

                  (i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9 (a) of the Investment Company Act or otherwise;

                  (ii) any material change in the Subadviser's overall business activities that may have a material adverse affect on the Subadviser's ability to perform under its obligations under this Agreement;

                  (iii) any event that would constitute a change in control of Subadviser;

                  (iv) any change in the portfolio manager of the Portfolio; and

                  (v) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to the Portfolio conducted by any state or federal governmental regulatory authority.

         (b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 3.1.

                           X. MISCELLANEOUS PROVISIONS

         10.1 USE OF SUBADVISER'S NAME. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

         10.2 USE OF TRUST OR MANAGER'S NAME. Subadviser will not use the name of Manager, the Trust or the Portfolio in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Manager.

         10.3 AMENDMENTS. This Agreement may be modified by mutual consent of the Manager, the Subadviser and the Portfolio subject to the provisions of
Section 15 of the Investment Company Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretive releases of, the Commission.

         10.4 ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.

         10.5 CAPTIONS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.

         10.6 NOTICES. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust, Manager or Subadviser, as the case may be, in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this Section 10.6.

         10.7 SEVERABILITY. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

         10.8 GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

         10.9 LIMITATION OF LIABILITY. The Declaration of Trust establishing the Trust, dated November 8, 1974, a copy of which, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or the Portfolio, but only the assets belonging to the Portfolio shall be liable.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                                         SIGNATURE LINES OMITTED

                                   APPENDIX A

         Pursuant to Section 1.6 of the Subadvisory Agreement among Fidelity Commonwealth Trust (the "Trust"), on behalf of Spartan Market Index Fund (the "Portfolio"), Fidelity Management & Research Company ("Manager") and Bankers Trust Company ("Subadviser"), Subadviser shall be compensated for the services it performs on behalf of the Portfolio as follows:

         1. FEES PAYABLE BY MANAGER. Manager will pay Subadviser a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

         Subadviser's fee shall be computed monthly, and within twelve business days of the end of each calendar month, Manager shall transmit to Subadviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by Subadviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

         Subadviser agrees to look exclusively to Manager, and not to any assets of the Trust or the Portfolio, for the payment of Subadviser's fees arising under this Paragraph 1.

                                                                     EXHIBIT 4
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS(a)

[TO BE UPDATED IN A SUBSEQUENT FILING]


                                                                             RATIO OF
                                                                           NET ADVISORY
                                    FISCAL        AVERAGE NET ASSETS   FEES TO AVERAGE NET
INVESTMENT OBJECTIVE AND FUND      YEAR END(a)       (MILLIONS)(b)     ASSETS PAID TO FMR(c)
-----------------------------      -----------    ------------------   ---------------------

INDEX FUNDS
Variable Insurance Products II:     12/31/96         $   480.5                 0.13%*
     Index 500
Spartan U.S. Equity Index            2/28/97           5,035.0                 0.01*
Spartan Market Index                 4/30/97           1,491.9                 0.45




(a)   All fund data are as of the fiscal year end noted in the chart.
(b)   Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c)   Reflects reductions for any expense  reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).


                                                                   EXHIBIT 5


             BANKERS TRUST COMPANY ADVISED/SUB-ADVISED MUTUAL FUNDS*

[TO BE UPDATED IN A SUBSEQUENT FILING]

                                                      Assets                 Advisory Fees
Fund                                               as of 5/25/99            Payable to BT(a)
---------------------------------------------- ----------------------   ------------------------

S&P INDEX FUNDS
---------------

Equity Index Portfolio (b)                        $6,535,084,349.59              0.085%

Includes the following feeder funds:              $2,376,406,676.21
    BT Inst'l: Equity 500 Index Fund (c)            $924,030,686.42
    BT Pyramid Investment Equity 500
        Index (d)                                 $2,670,922,035.83
    USAA S&P 500 Index (e)                          $318,025,886.62
    Amer AADV:  S&P 500 - AMR Class (f)               $3,475,740.53
    Amer AADV:  S&P 500 - Mileage Fund (f)          $241,297,029.28
    Scudder S&P 500 Index (g)


VALIC S&P (Variable Annuity Life Insurance        $4,318,817,502          0.02% 1st $2 billion
    Company) (i)                                                          0.01% over $2 billion

PacMut S&P (Pacific Mutual Life Insurance         $1,548,635,978          0.07% 1st $100mm
    Company) (i)                                                          0.03% next $100mm
                                                                          0.01% over $200mm
                                                                      minimum $100,000
                                                                      advisory fee

BT Insur:  Equity 500 Index (Variable               $108,602,298.52              0.20%
    Annuity) (h)

S&P "INDEX BASED" FUND
----------------------

AARP U.S. Stock Index (j)                           $403,717,834          0.07% 1st $100mm
                                                                          0.03% next $100mm
                                                                          0.01% over $200mm
                                                                              minimum $75,000
                                                                      advisory fee

EAFE INDEX FUNDS
----------------
BT Inv Port:  EAFE Equity Index Portfolio (b)        $59,334,019.05              0.25%

Includes the following feeder fund:
    BT ADV:  EAFE Equity Index Fund - Inst'l         $59,358,576.25
        Cl (c)
BT Insur:  EAFE Equity Index Fund (Variable          $43,998,229.14              0.45%
Annuity) (h)



                                                      Assets                 Advisory Fees
Fund                                               as of 5/25/99            Payable to BT(a)
---------------------------------------------- ----------------------   ------------------------

RUSSELL 2000 INDEX FUNDS
------------------------

BT Inv Port:  Small Cap Index Portfolio (b)         $119,163,061.81              0.15%

Includes the following feeder fund:
    BT ADV:  Small Cap Index Fund - Inst'l           $88,773,064.53
        Cl (c)

BT Insur:  Small Cap Index Fund (Variable            $31,302,185.68              0.35%
    Annuity) (h)

(a) Reflects reductions for any expense reimbursement paid by or due from the pursuant to expense limitations. Funds so affected are indicated by an (*).
(b) Master portfolio not available for direct retail purchase. (c) Feeder fund available to institutional investors through BT. (d) Feeder fund available to retail investors through BT.
(e) Feeder fund available to customers of United States Automobile Association and retail public. (f) Feeder fund available to customers of American
    Airlines.
(g) Feeder fund available to customers of Scudder, Stevens & Clark; commenced operations on August 29, 1997.
(h) Available only through variable annuity products; the EAFE Equity Index Fund and Small Cap Index Fund of the BT Insurance Funds Trust commenced operations on August 22, 1997.
(i) Available only through variable annuity products.
(j) Sub-advised  fund  available to members of American  Association  of Retired
    Persons.
*   Includes sub-advised funds that commenced operations prior to 1/1/99.

                                                                       EXHIBIT 6

                        BANKERS TRUST COMPANY - DIRECTORS


NAME AND PRINCIPAL OCCUPATION                  BUSINESS ADDRESS
-----------------------------                  ----------------

Mr. Lee A. Ault III, Investor                  190l Avenue of the Stars
                                               Suite 1800
                                               Los Angeles, CA  90067-6018

Mr. Neil R. Austrian, President and            National Football League
   Chief Operating Officer, National           280 Park Avenue - FL. 17E
   Football League                             New York, NY  10017

Mr. George B. Beitzel, Director of             29 King Street
   Various Corporations                        Chappaqua, NY  10514-3432

Dr. Phillip A. Griffiths, Director,            Institute for Advanced Study
   Institute for Advanced Study                Olden Lane
                                               Princeton, NJ  08540

Mr. William R. Howell, Chairman                J.C. Penney Company, Inc.
   Emeritus, J.C. Penney Company,              P.O. Box 10001
   Inc.                                        Dallas, TX  75301-1109

Vernon E. Jordan, Jr., Esq., Senior            Akin, Gump, Strauss, Hauer &
   Partner, Akin, Gump, Strauss,               Feld, LLP
   Hauer & Feld, LLP, Attorneys-at-law         1333 New Hampshire Avenue, N.W.
                                               Suite 400
                                               Washington, D.C.  20036

Mr. Hamish Maxwell, Retired Chairman           Philip Morris Companies, Inc.
   and Chief Executive Officer,                120 Park Avenue
   Philip Morris Companies, Inc.               New York, NY  10017

Mr. Frank N. Newman, Chairman of the           Bankers Trust Company
   Board, Chief Executive Officer and          130 Liberty Street
   President, Bankers Trust                    New York, NY  10006
   Corporation and Bankers Trust
   Company

Mr. N.J. Nicholas Jr., Investor                45 West 67th Street - Suite 19F
                                               New York, NY  10023

Mr. Russell E. Palmer, Chairman and            The Palmer Group
   Chief Executive Officer, The                3600 Market Street, Suite 530
   Palmer Group                                Philadelphia, PA  19104

Mr. Donald L. Staheli, Retired                 39 Locust Avenue
   Chairman of the Board and Chief             Suite 204
   Executive Officer, Continental              New Canaan, CT 06840
   Grain Company

Mrs. Patricia Carry Stewart, Former            Bankers Trust Company
   Vice President, The Edna McConnell          130 Liberty Street
   Clark Foundation                            New York, NY  10006

Mr. G. Richard Thoman, President,              Xerox Corporation
   Chief Executive Officer and                 800 Long Ridge Road
   Director, Xerox Corporation                 Stamford, CT  06904

NAME AND PRINCIPAL OCCUPATION                  BUSINESS ADDRESS
-----------------------------                  ----------------

Mr. George J. Vojta, Vice Chairman of          Bankers Trust Company
   the Board, Bankers Trust                    130 Liberty Street
   Corporation and Bankers Trust               New York, NY  10006
   Company

Mr. Paul A. Volcker, Director of               610 Fifth Avenue
   Various Corporations                        Suite 420
                                               New York, NY  10020

           Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

         Return the proxy card in the enclosed envelope or mail to:

                            FIDELITY INVESTMENTS
                              Proxy Department
                               P.O. Box 9107
                           Hingham, MA 02043-9848


                PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY COMMONWEALTH TRUST: SPARTAN MARKET INDEX FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of
FIDELITY   COMMONWEALTH   TRUST:   SPARTAN  MARKET  INDEX  FUND  which  the
undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 15, 1999 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please sign exactly as your name
                                    appears on this Proxy.  When signing in
                                    a fiduciary capacity, such as executor,
                                    administrator,    trustee,    attorney,
                                    guardian,  etc.,  please  so  indicate.
                                    Corporate   and   partnership   proxies
                                    should  be  signed  by  an   authorized
                                    person indicating the person's title.

                                    Date ____________________________, 1999

                                    _______________________________________

                                    _______________________________________

                                    Signature(s) (Title(s), if applicable)
                                        PLEASE SIGN, DATE, AND RETURN
                                        PROMPTLY IN ENCLOSED ENVELOPE


                                                   cusip # 315912204/fund #317

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter,  said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------------

1.   To elect the twelve nominees     [  ] FOR      [  ]       1.
     specified below as Trustees:     all nominees  WITHHOLD
     Ralph F. Cox, Phyllis Burke      listed        authority
     Davis, Robert M. Gates, Edward   (except as    to vote
     C. Johnson 3d, E. Bradley        marked to     for all
     Jones, Donald J. Kirk, Peter S. the contrary nominees. Lynch, William O. McCoy, Gerald below).
     C. McDonough, Marvin L. Mann,
     Robert C. Pozen, and Thomas R.
     Williams
     (INSTRUCTION:  TO WITHHOLD
     AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE
     THE NAME(S) OF THE NOMINEE(S)
     ON THE LINE BELOW.)



---------------------------------------------------------------------------------------------
2.    To ratify the  selection of Deloitte & Touche        FOR[ ] AGAINST[ ]  ABSTAIN[]  2.
      LLP as independent accountants of the fund.
3.    To authorize  the Trustees to adopt an amended       FOR[ ] AGAINST[ ]  ABSTAIN[]  3.
      and restated Declaration of Trust.
4(a). To approve an interim sub-advisory agreement         FOR[ ] AGAINST[ ]  ABSTAIN[]  4(a).
      with Bankers Trust Company for the fund.
4(b). To approve a new sub-advisory agreement with         FOR[ ] AGAINST[ ]  ABSTAIN[]  4(b).
      Bankers Trust Company for the fund.
5.    To approve a new "manager-of-managers"               FOR[ ] AGAINST[ ]  ABSTAIN[]  5.
      arrangement for the fund.


                                                               FMI-pxc-0799     cusip # 315912204/fund #317

